UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06260
Quaker Investment Trust
(Exact name of registrant as specified in charter)
309 Technology Drive
Malvern, PA 19355
(Address of principle executive offices) (Zip Code)
Jeffry H. King, Sr.
309 Technology Drive
Malvern, PA 19355
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 220-8888
Date of fiscal year end: June 30, 2008
Date of reporting period: June 30, 2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

# Annual Report
# 2 0 0 8

## Total Return Funds

Quaker Biotech Pharma-Healthcare Fund

Quaker Global Total Return Fund

Quaker Strategic Growth Fund

## Traditional Funds

Quaker Capital Opportunities Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Value Fund

QUAKER® FUNDS

Chairman’s Letter to the Shareholders

June 30, 2008
Dear Fellow Shareholder:
     The past fiscal year has been especially gratifying for me. The once fledgling company, the Quaker Funds is now almost 12 years old and has experienced tremendous growth in what is a very mature industry. The company was founded with the belief that over full market cycles, investment managers that have a consistent, repeatable investment process have a propensity to outperform their peer group and benchmarks.
     During this short stretch of time, Quaker Funds has stood by its clients through two bull markets, as well as two bear markets. As these four distinct market cycles have unfolded, one thing has remained consistent, namely, our sub-advisers’ investment methodologies.
     In 1996, looking toward the future, I believed that the investment industry would experience a Darwinian process that would ultimately lead to a new breed of money manager, thus changing the way people think about investing. Quaker Funds has two mutual fund portfolios that have been with us since inception: Quaker Strategic Growth and Quaker Small-Cap Value. We asked DG Capital and AJO Partners to manage the funds because we believed they would ultimately be (and we feel we were correct) the new faces of the investment industry.
     DG Capital employed a strategy that, at the time, was not very popular within the mutual fund community, which consisted of shorting stocks and raising an unlimited amount of cash. AJO Partners was a pioneer in the somewhat fledgling investment style of quantitative investing. Today, these two methodologies are highly sought investment strategies and we can boast that our managers have been battle tested in many different markets.
     For the fiscal year ended June 30, 2008, total firm assets have increased by over 50% during a trying period in the stock market. I look upon this as validation that investors like you understand and appreciate the vision I had years ago.
     Quaker Funds continually strives to provide you, our valued investor, with investment managers that are disciplined in their investment methodologies and tested in the ever-changing marketplace. On behalf of the Board of Trustees, we thank you for giving us the opportunity to be trusted stewards of your financial well-being.
Sincerely,
Jeffry King
Chairman & CEO
Quaker Investment Trust

Performance Update

Quaker Biotech Pharma-Healthcare Fund (QBPAX, QBPBX, CBPCX)
Objectives and Principal Strategies
        The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services.
Performance Review and Market Outlook
        Biotech stocks, down 1.15% over the twelve month period ended June 30, 2008 as measured by the NASDAQ Biotech Index (“NBI”), fared better than the broader markets, down over 10% throughout the twelve month period, as measured by the NASDAQ Composite Index and the S&P 500 Index. This out performance is attributable both to the fact that the credit, commodity price and economic growth worries which have dominated investor sentiment have little impact on biotech companies, as well as the fact that the biotech industry’s fundamentals are solid and valuations attractive.
        For the twelve month period ended June 30, 2008, the Quaker Biotech Pharma-Healthcare Fund’s performance was 3.40%*. This performance was achieved with an average net long exposure of about 60% and volatility about 25% lower than that of the NBI.
        Biotech stocks faired well due to their lack of dependence on credit and economic growth issues as well as fundamental industry developments. The U.S. government re-authorized the Food and Drug Administration’s legislation, the Prescription Drug and User Fee Act, in a form that appears to be backed by industry. The creation of a pathway for the approval of biogenerics in the U.S. was not included in the Prescription Drug and User Fee Act and appears to be a project for later years. Healthcare has attracted significant attention in the U.S. elections with candidate reform proposals focusing on improving coverage and costs.
        Additionally, the biotech industry has continued to demonstrate strong fundamentals with large-cap companies generally reporting solid financial performance and mid and small-cap companies continuing to innovate. The Biotech industry continues to get product approvals, some examples of which are Progenics’ Relistor (for opiod induced constipation), Genentech’s Avastin (for metastatic breast cancer), and Onyx’s Nexavar (for liver cancer) among others. Clinical trial results for drugs that are far superior to current standards of care include Vertex’s telaprevir (for hepatitis c infection), Cardiome’s vernakalant (for atrial fibrillation), and Pharmion’s Vidaza (for a type of blood cancer). Merger and acquisition activity was also plentiful with the major deals being Celgene acquiring Pharmion and Takeda buying Millennium.
        While we expect biotech relative outperformance to continue, absolute performance will in large part depend on the overall equity market environment. The biotech industry’s fundamentals appear strong while valuation is still quite attractive. Finally, support for the sector should continue if economic growth concerns linger.
Michael Sjöström, CFA, Chief Investment Officer
Stephan Patten, CFA, Portfolio Manager
Sectoral Asset Management, Inc.
*    Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER: Sectoral Asset Management, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2008: $6,636,001
Top Ten Holdings** (% of net assets)

Celgene Corp.	6.81%
Genzyme Corp.	6.57%
Amgen Inc.	6.41%
Gilead Sciences, Inc.	5.94%
Novo Nordisk A/S	3.65%
Basilea Pharmaceutica AG	3.42%
Onyx Pharmaceuticals, Inc.	3.34%
Progenics Pharmaceuticals, Inc.	2.87%
Illumina, Inc.	2.49%
Varian Medical Systems, Inc.	2.35%

% Fund Total	43.85%

** Excludes Short-Term Investments

2  ½  2 0 0 8  A N N U A L  R E P O R T

Quaker Biotech Pharma-Healthcare Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2008
Average Annualized Total Return

  * The benchmark since inception returns are calculated since commencement of September 23, 2002 through June 30, 2008.

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/08

			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	2.19%	10/14/2002	(2.28)%	3.40%	5.22%	6.42%	7.68%	8.75%

Class B	2.94%	09/23/2002	(1.93)%	2.67%	5.35%	5.65%	7.76%	7.88%

Class C	2.94%	11/20/2002	1.75%	2.67%	5.65%	5.65%	8.09%	8.09%

NASDAQ Biotechnology® Index*			(1.15)%	(1.15)%	3.37%	3.37%	10.82%	10.82%

        Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
        Class A shares of the Fund have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
        The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
        The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
        The NASDAQ Biotechnology® Index is a widely recognized, unmanaged index. It contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease which also meet other eligibility criteria. The NASDAQ Biotechnology® Index is calculated under a modified capitalization-weighted methodology.

2 0 0 8  A N N U A L  R E P O R T  ½  3

Performance Update
Quaker Global Total Return Fund (QTRAX, QTRCX, QTRIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration. This Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.
Performance Review and Market Outlook
     Amid a backdrop of global financial turmoil and market volatility, the Quaker Global Total Return Fund performed admirably in its first partial quarter. Since its inception on 5/1/2008, the Fund appreciated 1.90%*, while its benchmark, the MSCI World Index, had a loss of –7.51% over the same period.
     As the U.S. economy de-leverages itself, growth continues to lag other economies with better public revenue and debt to GDP ratios. The increased consumer spending and infrastructure expansion in emerging economies continues to buoy their growth. The Middle Eastern countries of the GCC (Gulf Cooperation Council) (which includes Saudi Arabia, Qatar, Kuwait, Oman and the U.A.E.) are predicting domestic infrastructure spending of over $230 billion a year over the next 12 years ($2.8 trillion in total). India’s average income per person is expected to triple over the next 20 years moving it from the 12th largest consumer economy to the 5th largest. The consumption of energy, commodities and food is expanding rapidly and in some cases eclipsing gains in supply.
     To benefit from these global shifts, we have invested opportunistically in domestic companies that have a global footprint and provide exports to these markets (in industries such as integrated oil and gas, drillers, E&P companies, steel and agribusiness). We have also invested the international portion of the Fund in shipping companies, construction and engineering firms, mining and fertilizer manufacturers. Overall we continue to emphasize highly liquid, larger-cap stocks with attractive valuations and good earnings surprise potential.
     We have stayed away from any global industries with exposure to the sub-prime crisis (primarily finance) and its resulting drag on consumer spending in retail, consumer technology, autos and housing.
Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.
*    Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER: DG Capital Management, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2008: $41,111,030

Top Ten Holdings** (% of net assets)

Potash Corp. of Saskatchewan	4.92%
Freeport-McMoRan Copper & Gold, Inc.	4.18%
Schlumberger Ltd.	4.11%
BHP Billiton Ltd. ADR	3.87%
ArcelorMittal	3.86%
United States Steel Corp.	3.78%
Monsanto Co.	3.69%
Petroleo Brasileiro SA ADR	3.50%
XTO Energy, Inc.	3.37%
Bunge Ltd.	3.28%

% Fund Total	38.56%

** Excludes Short-Term Investments

4  ½  2 0 0 8  A N N U A L  R E P O R T

Quaker Global Total Return Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2008
Average Total Return

  * The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2008.

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/08

			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.99%	05/01/2008	–	–	–	–	(3.70)%	1.90%

Class C	2.74%	05/01/2008	–	–	–	–	0.70%	1.70%

Institutional Class	1.74%	05/01/2008	–	–	–	–	–	–

MSCI World Index*			–	–	–	–	(7.51)%	(7.51)%

        Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
        Class A shares of the Fund have a maximum sales charge of 5.50%. Class C shares have maximum deferred sales charges of 1.00%.
        The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
        The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
        The Morgan Stanley Capital International World Index measures developed-market equity performance throughout the world.

2 0 0 8  A N N U A L  R E P O R T  ½  5

Performance Update
Quaker Strategic Growth Fund (QUAGX, QAGBX, QAGCX, QAGIX)
Objectives and Principal Strategies
        The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
        For the fiscal year ending June 30, 2008, the S&P 500 Total Return Index (a broad based market proxy) declined –13.12% while the Class A shares of the Quaker Strategic Growth Fund finished the fiscal year with a total return of 22.22%*. For the first half of calendar year 2008, the S&P 500 has fallen –11.91% while the Quaker Strategic Growth Fund has gained 6.24%.
        The economic boom in the BRIC (Brazil, Russia, India and China) and GCC (Gulf Cooperation Council) countries has led to an increased demand for the commodities used in their infrastructure build-out. Additionally, rising incomes in these countries has led to increasing demand for meat which is causing increasing competition for animal feedstock. Combined with the diversion of corn for ethanol production, worldwide prices for grains continue to advance. Finally, it is becoming apparent that countries that are producers of oil have been increasing their consumption of oil derivatives (gasoline, diesel, fuel oil) much faster than the rest of the world, leading to lower export levels to countries that import those derivatives.
        Unfortunately, this worldwide trend of increasing demand is occurring against a background of limited supplies. All of the above has caused commentators to bring forward the possibility of a world-wide food and energy crisis as prices of all inputs soar beyond expectations. We too are concerned about the rapid escalation of input prices that is now causing headline inflation to jump rapidly in developing countries.
        In an effort to navigate these global trends, we continue to have investments in the industrial (global construction and engineering firms), materials (mining and fertilizer companies), energy and consumer staple (agribusiness) sectors. We continue to emphasize large-cap growth stocks with good free-cash flow characteristics, attractive valuations, positive earnings surprise potential and a global presence.
        We have maintained our underweights in the financial, consumer discretionary and technology sectors of the market due to the seemingly perpetual credit meltdown, weakness in consumer spending (due to housing woes and high gas prices) and the overall slowing of the domestic economy.
Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.
*    Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
6  ½  2 0 0 8  A N N U A L  R E P O R T
SUB-ADVISER: DG Capital Management, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2008: $1,590,773,136
Top Ten Holdings** (% of net assets)

Potash Corp. of Saskatchewan	4.95%
United States Steel Corp.	4.62%
Freeport-McMoRan Copper & Gold, Inc.	4.60%
Schlumberger Ltd.	4.25%
BHP Billiton Ltd. ADR	4.21%
Monsanto Co.	4.01%
Petroleo Brasileiro SA	3.77%
XTO Energy, Inc.	3.74%
Bunge Ltd.	3.45%
Occidental Petroleum Corp.	3.18%

% Fund Total	40.78%

**	Excludes Short-Term Investments

Quaker Strategic Growth Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2008
Average Annualized Total Return

  * The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2008.

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 06/30/08

			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.90%	11/25/1996	15.50%	22.22%	17.00%	18.33%	17.05%	17.71%	18.11%	18.69%

Class B	2.65%	08/01/2000	16.32%	21.32%	17.25%	17.46%	n/a	n/a	8.05%	8.05%

Class C	2.65%	07/11/2000	20.29%	21.29%	17.45%	17.45%	n/a	n/a	7.96%	7.96%

Class I	1.65%	07/20/2000	22.58%	22.58%	18.64%	18.64%	n/a	n/a	8.87%	8.87%

S&P 500 ® Total Return Index*			(13.12)%	(13.12)%	7.58%	7.58%	2.88%	2.88%	6.36%	6.36%

        Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worthmore or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
        Class A shares of the Fund have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
        The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
        The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
        The S&P 500® Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 0 0 8  A N N U A L  R E P O R T  ½  7

Performance Update
Quaker Capital Opportunities Fund (QUKTX, QCOBX, QCOCX)
Objectives and Principal Strategies
         The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be viewed as incidental to the Fund’s investment objective. The Fund invests primarily in a limited number of securities which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
         For the twelve months ended June 30, 2008, the Fund outperformed the S&P 500, with a loss of –3.63%* vs. a loss of –13.12% for the S&P 500. Our macroeconomic view during the past year emphasized defensiveness, given our belief that the economy would likely slow over the period. Concerns over the housing industry, a looming credit crisis, and steadily declining employment numbers proved to be well founded as 2007 ended and the new year began. While not yet a recession by standard definition, the “feels like” recession that we anticipated several months ago is now upon us.
         Our defensive positioning has been rewarded over the past twelve months. Underweights of both the financial and consumer discretionary sectors have contributed to our relative performance versus the S&P 500, allowing us to avoid the increasing pressures on lenders and consumers in the form of falling housing prices, rising mortgage delinquencies, high energy price, and a deteriorating job market. Additionally, our overweight positions in consumer staples, information technology, and aerospace and defense industries all proved advantageous. Conversely, our underweight positions in the energy and utilities sectors hindered performance. Despite an environment of weakening demand, meager supply growth and other factors have led to a surprisingly steep increase in the price of crude oil. More recently, we have added to our holdings in the energy sector, emphasizing large-cap, integrated oil companies.
         The market environment has been extremely challenging for many months now, and we continue to see obstacles for both financial intermediaries and consumers. However, with recent declines affecting virtually all market sectors, we are presented with more attractive opportunities to invest. We believe that the Fund’s emphasis on downside protection, a hallmark of the Knott Capital approach, coupled with continued focus on predictable, stable-growth companies, will prove invaluable in the months to come.
Charles A. Knott, Peter M. Schofield, CFA
Knott Capital Management
SUB-ADVISER: Knott Capital Management TOTAL NET ASSETS: AS OF JUNE 30, 2008: $12,649,664

Top Ten Holdings** (% of net assets)

Textron, Inc.	4.73%
General Dynamics Corp.	4.46%
Genentech, Inc.	4.44%
Microsoft Corp.	4.28%
SPDR Gold Trust	4.23%
Teva Pharmaceutical Industries Ltd. ADR	4.20%
PepsiCo, Inc.	4.17%
Diageo PLC ADR	4.15%
CVS Caremark Corp.	4.00%
Oracle Corp.	3.98%

% Fund Total	42.64%

**	Excludes Short-Term Investment

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.

8  ½  2 0 0 8  A N N U A L  R E P O R T

Quaker Capital Opportunities Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2008
Average Annualized Total Return

   * The benchmark since inception returns are calculated since commencement of January 31, 2002 through June 30, 2008.

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/08

			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.64%	01/31/2002	(8.93)%	(3.63)%	8.42%	9.65%	4.86%	5.79%

Class B	2.39%	05/02/2002	(8.32)%	(4.29)%	8.58%	8.86%	5.40%	5.40%

Class C	2.39%	05/02/2002	(5.19)%	(4.38)%	8.85%	8.85%	5.38%	5.38%

S&P 500® Total Return Index*			(13.12)%	(13.12)%	7.58%	7.58%	3.84%	3.84%

        Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worthmore or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
        Class A shares of the Fund have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
        The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
        The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
        The S&P 500® Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 0 0 8  A N N U A L  R E P O R T  ½  9

Performance Update
Quaker Mid-Cap Value Fund (QMCVX, QMCBX, QMCCX, QMVIX)
Objectives and Principal Strategies
        The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell MidCap® Value.
Performance Review and Market Outlook
        The Quaker Mid-Cap Value Fund ended its fiscal year on June 30, 2008, with a return of –15.92%* versus –17.09% for the benchmark Russell MidCap® Value Index, while outperforming in three out of the four quarters. Fiscal 2007 recessionary fears gave way to sub-prime mortgage foreclosures. The market set new highs in the first two weeks of the fiscal year based on strength in global markets, but has led the way down ever since on a weakening dollar and surging oil and commodity prices. Global markets have followed with many nearing 50% corrections with high volatile returns. Large capitalization stocks, as measured by the S&P 500, a sector that was almost unanimously agreed upon as a “safe haven”, generated a negative total return of –13.12% in this period. The Federal Reserve was not idle and from the perspective of many “FED watchers”, the Central Bank was “anticipatory” to the sub-prime mess. The FED began lowering interest rates in September with a 50 basis point surprise cut. The market had not experienced a 15% cleansing correction in over 5 years. October saw the equity markets rise to record levels for some indices before a sharp sell off around the middle of the month. Oil prices marched from $80 to $90 dollars and gold traded up through a $700 ceiling. We wrote back in October of our concerns with Citigroup, Merrill Lynch and General Motors and the debt on their balance sheets. As investors warmed up to growth stocks, we became increasingly uncomfortable with any company that carried debt.
        Throughout the fiscal year, the portfolio was underweighted to the benchmark in Finance, Utility and Consumer stocks. Our process guided us toward Industrial companies with growing international sales and Commodity/Energy sector companies. We maintained an overweighting in these two sectors for most of the fiscal year. In the fiscal fourth quarter we have been scaling back in the Commodity/Energy stocks.
John Hammerschmidt, Anthony Soslow, CFA, and Philip Mendelsohn, CFA,
Global Capital Management, Inc.
SUB-ADVISER: Global Capital Management, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2008: $23,898,004

Top Ten Holdings** (% of net assets)

Altera Corp.	4.33%
Noble Corp.	4.08%
SEI Investments Co.	3.94%
Parker Hannifin Corp.	3.58%
American Financial Group, Inc.	3.36%
DryShips, Inc.	3.36%
Steel Dynamics, Inc.	3.27%
Precision Castparts Corp.	3.23%
Bunge Ltd.	3.16%
Endo Pharmaceuticals Holdings, Inc.	3.04%

% Fund Total	35.35%

**	Excludes Short-Term Investments

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.

10  ½  2 0 0 8  A N N U A L  R E P O R T

Quaker Mid-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2008
Average Annualized Total Return

   * The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2008.

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 06/30/08

			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.64%	12/31/1997	(20.54)%	(15.92)%	10.99%	12.25%	6.33%	6.94%	6.92%	7.50%

Class B	2.39%	01/05/2001	(20.49)%	(16.49)%	11.17%	11.43%	n/a	n/a	8.95%	8.95%

Class C	2.39%	07/31/2000	(17.33)%	(16.53)%	11.41%	11.41%	n/a	n/a	8.78%	8.78%

Class I	1.39%	11/21/2000	(15.70)%	(15.70)%	12.54%	12.54%	n/a	n/a	10.31%	10.31%

Russell Mid Cap Value® Index*			(17.09)%	(17.09)%	12.99%	12.99%	8.44%	8.44%	8.74%	8.74%

      Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
        Class A shares of the Fund have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
        The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
        The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
        The Russell Midcap Value® Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value® Index.

2 0 0 8  A N N U A L  R E P O R T  ½  11

Performance Update
Quaker Small-Cap Value Fund (QUSVX, QSVBX, QSVCX, QSVIX)
Objectives and Principal Strategies
        The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
Performance Review and Market Outlook
        The Fund had a disappointing year, particularly in absolute terms. For the year ended June 30, 2008, the Fund’s performance was –17.86%*, while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market) returned –16.19%. Working from the bottom up, we evaluate companies relative to their industry peers using three broad categories of attractiveness: value, management and momentum. Value to us means fairly traditional ratios of price to fundamental value, management measures seek evidence that company management has produced and will continue to produce earning power, and momentum helps us determine when stocks might be expected to begin the ascent toward full valuation.
        The portfolio’s deeper-than-benchmark value orientation proved difficult for performance this year. On a positive note, performing well were holdings that exhibited favorable management traits—a solid record of return on assets—and positive momentum in the form of earnings estimate revision and relative strength, but not enough to offset the value drag. Examining the year’s results from a different viewpoint, our picks in health equipment stocks (including Dade Behring and Edwards Lifesciences), combined with the performance of our picks in the transportation sector (especially Excel Maritime Carriers), helped us overcome some disappointments in the energy and services sectors. Finally, our aggregate industry bets, though modest, added to performance, specifically, bets against real estate companies and banks.
        AJO is disciplined and value-oriented, maintaining a fully invested, well-diversified portfolio of attractive small-cap stocks. The economic outlook—ours or anyone else’s—plays no role in the Fund’s structure; instead, our work seeks well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. As we search for opportunities, we keep a keen eye on minimizing transaction costs, enabling us to realize the profits from superior stock selection.
The Portfolio Management Team
Aronson+Johnson+Ortiz, LP

SUB-ADVISER: Aronson+Johnson+Ortiz, LP. TOTAL NET ASSETS: AS OF JUNE 30, 2008: $56,221,515

Top Ten Holdings** (% of net assets)

Edwards Lifesciences Corp.	1.07%
Mariner Energy, Inc.	1.07%
Reliance Steel & Aluminum Co.	1.06%
Cimarex Energy Co.	1.05%
Ryder System, Inc.	1.04%
BMC Software, Inc.	1.03%
Credicorp Ltd.	1.01%
Knight Capital Group, Inc.	0.99%
Patterson-UTI Energy, Inc.	0.97%
W&T Offshore, Inc.	0.97%

% Fund Total	10.26%

**	Excludes Short-Term Investment

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.

12  ½  2 0 0 8  A N N U A L  R E P O R T

Quaker Small-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2008
Average Annualized Total Return

   * The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2008.

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 06/30/08

			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.82%	11/25/1996	(22.38)%	(17.86)%	9.98%	11.23%	7.76%	8.37%	10.63%	11.17%

Class B	2.57%	11/14/2000	(21.80)%	(18.53)%	10.14%	10.39%	n/a	n/a	9.08%	9.08%

Class C	2.57%	07/28/2000	(19.14)%	(18.49)%	10.44%	10.44%	n/a	n/a	9.99%	9.99%

Class I	1.57%	09/12/2000	(17.62)%	(17.62)%	11.51%	11.51%	n/a	n/a	9.67%	9.67%

Russell 2000 ® Index*			(16.19)%	(16.19)%	10.28%	10.28%	5.52%	5.52%	7.31%	7.31%

      Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
        Class A shares of the Fund have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
        The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
        The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
        The Russell 2000® Index is a widely recognized unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.

2 0 0 8  A N N U A L  R E P O R T  ½  13

Expense Information
Hypothetical Example For
Comparison Purposes
        The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
        As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2008 through June 30, 2008.
Actual Expenses
        The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/08	Ratio For the Period	Value 06/30/08	During the Period*
Quaker Biotech Pharma-Healthcare Fund
Actual return based on actual return of:
Class A	0.78%	$1,000.00	2.77%	$1,007.80	$13.83
Class B	0.36%	1,000.00	3.52%	1,003.60	17.54
Class C	0.46%	1,000.00	3.53%	1,004.60	17.59

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.77%	1,011.09	13.85
Class B		1,000.00	3.52%	1,007.36	17.57
Class C		1,000.00	3.53%	1,007.31	17.62

Quaker Global Total Return Fund **
Actual return based on actual return of:
Class A	1.90%	1,000.00	2.01%	1,019.00	3.38
Class C	1.70%	1,000.00	2.76%	1,017.00	4.64

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.01%	1,004.98	3.36
Class C		1,000.00	2.76%	1,003.73	4.61

14  ½  2 0 0 8  A N N U A L  R E P O R T

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/08	Ratio For the Period	Value 06/30/08	During the Period*
Quaker Strategic Growth Fund
Actual return based on actual return of:
Class A	6.24%	$1,000.00	1.78%	$1,062.40	$ 9.13
Class B	5.86%	1,000.00	2.52%	1,058.60	12.90
Class C	5.85%	1,000.00	2.53%	1,058.50	12.95
Class I	6.38%	1,000.00	1.53%	1,063.80	7.85

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.78%	1,016.01	8.92
Class B		1,000.00	2.52%	1,012.33	12.61
Class C		1,000.00	2.53%	1,012.28	12.66
Class I		1,000.00	1.53%	1,017.26	7.67

Quaker Capital Opportunities Fund
Actual return based on actual return of:
Class A	(10.47)%	1,000.00	1.58%	895.30	7.45
Class B	(10.74)%	1,000.00	2.33%	892.60	10.96
Class C	(10.84)%	1,000.00	2.33%	891.60	10.96

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.58%	1,017.01	7.92
Class B		1,000.00	2.33%	1,013.28	11.66
Class C		1,000.00	2.33%	1,013.28	11.66

Quaker Mid-Cap Value Fund
Actual return based on actual return of:
Class A	(7.80)%	1,000.00	2.01%	922.00	9.61
Class B	(8.07)%	1,000.00	3.00%	919.30	14.32
Class C	(8.14)%	1,000.00	3.01%	918.60	14.36
Class I	(7.70)%	1,000.00	1.99%	923.00	9.51

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.01%	1,014.87	10.07
Class B		1,000.00	3.00%	1,009.95	14.99
Class C		1,000.00	3.01%	1,009.90	15.04
Class I		1,000.00	1.99%	1,014.97	9.97

Quaker Small-Cap Value Fund
Actual return based on actual return of:
Class A	(4.34)%	1,000.00	1.75%	956.60	8.51
Class B	(4.67)%	1,000.00	2.49%	953.30	12.09
Class C	(4.62)%	1,000.00	2.49%	953.80	12.10
Class I	(4.15)%	1,000.00	1.50%	958.50	7.30

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.75%	1,016.16	8.77
Class B		1,000.00	2.49%	1,012.48	12.46
Class C		1,000.00	2.49%	1,012.48	12.46
Class I		1,000.00	1.50%	1,017.40	7.52

*	Expenses are equal to the Funds’ annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (182) divided by 366 to reflect the one-half year period.

**	Expenses for the Global Total Return Fund are equal to the fund’s annualized expense ratios since inception on 5/1/08 (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days since inception (61) divided by 366 to reflect the period since inception.
2 0 0 8  A N N U A L  R E P O R T  ½  15

Schedule of Investments and Securities Sold Short
Quaker Biotech Pharma-Healthcare Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 63.49%

Healthcare — 63.49%
Biotechnology — 47.95%
Alexion Pharmaceuticals, Inc.(a)(b)	2,084	$151,090
Amgen, Inc.(a)(b)	9,023	425,525
Celgene Corp.(a)	7,070	451,561
Genzyme Corp.(a)	6,052	435,865
Gilead Sciences, Inc.(a)	7,446	394,266
Illumina, Inc.(a)	1,900	165,509
InterMune, Inc.(a)(b)	9,423	123,630
Momenta Pharmaceuticals, Inc.(a)(b)	5,731	70,491
Myriad Genetics, Inc.(a)	3,000	136,560
Onyx Pharmaceuticals, Inc.(a)	6,233	221,895
OSI Pharmaceuticals, Inc.(a)	4,400	181,808
Progenics Pharmaceuticals, Inc.(a)	11,981	190,138
Savient Pharmaceuticals, Inc.(a)(b)	5,695	144,084
Sequenom, Inc.(a)	5,600	89,376

		3,181,798

Healthcare-Products — 7.02%
Align Technology, Inc.(a)(b)	10,441	109,526
DexCom, Inc.(a)	10,472	63,251
Luminex Corp.(a)(b)	6,673	137,130
Varian Medical Systems, Inc.(a)	3,011	156,120

		466,027

Pharmaceuticals — 8.52%
Cardiome Pharma Corp.(a)	10,115	89,012
K-V Pharmaceutical Co.(a)	6,575	127,095
Schering-Plough Corp.(b)	6,758	133,065
The Medicines Co.(a)(b)	3,643	72,204
Wyeth	3,000	143,880

		565,256

Total Healthcare (Cost: $3,840,079)		4,213,081

Total Domestic Common Stocks (Cost $3,840,079)		4,213,081

Foreign Common Stocks — 9.97%

Denmark — 3.65%
Pharmaceuticals — 3.65%
Novo Nordisk A/S	3,698	242,033

Total Denmark (Cost: $230,878)		242,033

Israel — 1.06%
Healthcare-Products — 1.06%
Given Imaging Ltd.(a)(b)	4,761	70,177

Total Israel (Cost: $80,792)		70,177

	Par Value/
	Number	Fair
	of Shares	Value

Foreign Common Stocks (Continued)

Switzerland — 5.26%
Biotechnology — 5.26%
Basilea Pharmaceutica AG(a)	1,394	$227,035
Speedel Holding AG(a)	1,910	122,448

		349,483

Total Switzerland (Cost: $464,834)		349,483

Total Foreign Common Stocks (Cost $776,504)		661,693

Short-Term Investments — 35.15%

Investment Trust — 19.21%
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust, 2.58%(c)(d)	1,274,714	1,274,714

Time Deposit — 15.94%
Wells Fargo-Grand Cayman 1.60%, 07/01/2008	$1,058,138	1,058,138

Total Short-Term Investments (Cost $2,332,852)		2,332,852

Total Investments (Cost $6,949,435) — 108.61%		7,207,626

Liabilities in Excess of Other Assets, Net (8.61)%		(571,625)

Total Net Assets — 100.00%		$6,636,001

	Number
Schedule of Securities Sold Short	of Shares

Common Stocks — 10.44%

Actelion, Ltd.(a)	2,499	$133,792
Alnylam Pharmaceuticals, Inc.(a)	4,500	120,285
Genmab A/S(a)	1,100	42,036
GlaxoSmithKline PLC ADR	3,000	132,660
ImClone Systems, Inc.(a)	3,200	129,472
Pfizer, Inc.	7,700	134,519

Total Common Stocks (Proceeds: $723,713)		692,764

Total Securities Sold Short (Proceeds: $723,713)		$692,764

ADR   American Depositary Receipt
(a)      Non-income producing security.
(b)      All or a portion of the security out on loan.
(c)      Represents investment of collateral received from securities lending transactions.
(d)     The rate shown is the annualized seven-day yield at period end.

16  ½  2 0 0 8  A N N U A L  R E P O R T

Schedule of Investments
Quaker Global Total Return Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Common Stocks — 87.16%

Australia — 3.87%
BHP Billiton Ltd. ADR(a)	18,670	$1,590,497

Total Australia (Cost $1,596,387)		1,590,497

Bermuda — 3.28%
Bunge Ltd.(a)	12,530	1,349,356

Total Bermuda (Cost $1,466,009)		1,349,356

Brazil — 6.01%
Banco Bradesco ADR	18,700	382,602
Compahnia Vale do Rio Doce ADR(a)	5,100	182,682
Petroleo Brasileiro SA ADR	20,300	1,437,849
Sadia SA ADR	21,800	465,212

		2,468,345

Total Brazil (Cost $2,495,404)		2,468,345

Canada — 10.67%
Canadian Natural Resources Ltd.	12,150	1,218,038
Potash Corp. of Saskatchewan	8,850	2,022,844
Suncor Energy, Inc.	19,700	1,144,964

		4,385,846

Total Canada (Cost $4,222,873)		4,385,846

Cayman Islands — 1.83%
Noble Corp.	11,600	753,536

Total Cayman Islands (Cost $757,348)		753,536

Luxembourg — 5.99%
ArcelorMittal(a)	16,000	1,585,120
Tenaris SA ADR	11,800	879,100

		2,464,220

Total Luxembourg (Cost $2,308,011)		2,464,220

Netherland Antilles — 4.11%
Schlumberger Ltd.	15,730	1,689,874

Total Netherland Antilles (Cost $1,617,627)		1,689,874

Norway — 0.76%
Norsk Hydro ASA ADR(a)	21,500	314,051

Total Norway (Cost $333,689)		314,051

South Africa — 2.57%
Sasol Ltd. ADR	17,900	1,055,026

Total South Africa (Cost $1,104,245)		1,055,026

Switzerland — 4.77%
ABB Ltd. ADR(b)	40,000	1,132,800
Syngenta AG ADR	12,800	828,160

		1,960,960

Total Switzerland (Cost $2,090,888)		1,960,960

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

United Kingdom — 2.34%
Rio Tinto PLC ADR	1,940	$960,300

Total United Kingdom (Cost $957,389)		960,300

United States — 40.96%
Alcoa, Inc.	32,400	1,154,088
Amazon.com, Inc.(b)	3,900	285,987
American Ecology Corp.	7,500	221,475
Apache Corp.	5,660	786,740
Chesapeake Energy Corp.	17,800	1,174,088
Freeport-McMoRan Copper & Gold, Inc.	14,670	1,719,177
KBR, Inc.	32,100	1,120,611
McDermott International, Inc.(b)	18,200	1,126,398
Monsanto Co.	12,000	1,517,280
Nucor Corp.	13,300	993,111
Plains Exploration & Production Co.(b)	10,300	751,591
Pride International, Inc.(b)	16,000	756,640
Star Bulk Carriers Corp.	36,100	425,619
Ultra Petroleum Corp.(b)	6,100	599,020
United States Steel Corp.	8,400	1,552,152
Visa, Inc.(b)	3,700	300,847
Williams Cos., Inc.	24,100	971,471
XTO Energy, Inc.	20,200	1,383,902

		16,840,197

Total United States (Cost $16,557,071)		16,840,197

Total Common Stocks (Cost $35,506,941)		35,832,208

Short-Term Investment — 11.87%

Investment Trust — 11.87%
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust, 2.58%(c)(d)	4,879,789	4,879,789

Total Short-Term Investment (Cost $4,879,789)		4,879,789

Total Investments (Cost $40,386,730) — 99.03%		40,711,997

Other Assets in Excess of Liabilities, Net — 0.97%		399,033

Total Net Assets — 100.00%		$41,111,030

ADR	American Depositary Receipt

(a)	All or portion of the security out on loan.

(b)	Non-income producing security.

(c)	Represents investment collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  17

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Common Stocks — 78.20%

Basic Materials — 34.04%
Chemicals — 11.71%
Monsanto Co.	504,990	$63,850,936
Potash Corp. of Saskatchewan	344,700	78,788,079
The Mosaic Co.(a)	301,573	43,637,613

		186,276,628

Iron & Steel Production — 7.75%
Nucor Corp.	666,800	49,789,956
United States Steel Corp.(b)	397,480	73,446,354

		123,236,310

Mining — 14.58%
Alcoa, Inc.	1,290,700	45,974,734
BHP Billiton Ltd. ADR(b)	786,320	66,986,601
Compahnia Vale do Rio Doce ADR(b)	207,200	7,421,904
Freeport-McMoRan Copper & Gold, Inc.	625,020	73,246,094
Rio Tinto PLC ADR	77,410	38,317,950

		231,947,283

Total Basic Materials (Cost: $449,048,105)		541,460,221

Communications — 0.71%
Internet — 0.71%
Amazon.com, Inc.(a)(b)	155,400	11,395,482

Total Communications (Cost: $12,588,419)		11,395,482

Consumer, Non-Cyclical — 4.20%
Agricultural Products — 3.45%
Bunge Ltd.(b)	509,700	54,889,593

Commerical Services — 0.75%
Visa, Inc.(a)	146,100	11,879,391

Total Consumer, Non-Cyclical (Cost: $65,063,922)		66,768,984

Diversified — 0.57%
Holding Companies-Divers — 0.57%
Star Bulk Carriers Corp.(b)	774,400	9,130,176

Total Diversified (Cost: $9,361,861)		9,130,176

Energy — 29.29%
Gas — 2.60%
Williams Cos., Inc.	1,025,800	41,349,998

Oil & Gas — 22.44%
Apache Corp.	225,320	31,319,480
Canadian Natural Resources Ltd.	501,730	50,298,432
Chesapeake Energy Corp.(b)	732,700	48,328,892
Noble Corp.	495,800	32,207,168
Occidental Petroleum Corp.	563,500	50,636,110
Petroleo Brasileiro SA ADR(b)	845,720	59,902,348
Ultra Petroleum Corp.(a)	252,530	24,798,446
XTO Energy, Inc.	867,990	59,465,995

		356,956,871

Oil & Gas Services — 4.25%
Schlumberger Ltd.	629,150	$67,589,584

Total Energy (Cost: $386,363,740)		465,896,453

	Par Value/
	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Industrial — 9.39%
Engineering — 2.58%
McDermott International, Inc.(a)	664,300	$41,113,527

Engineering & Construction — 5.56%
ABB Ltd. ADR(a)	1,375,442	38,952,517
KBR, Inc.	1,416,974	49,466,562

		88,419,079

Environmental Control — 0.43%
American Ecology Corp.	229,169	6,767,361

Metal Fabricate & Hardware — 0.82%
Norsk Hydro ASA ADR(b)	896,400	13,093,715

Total Industrial (Cost: $123,801,822)		149,393,682

Total Common Stocks (Cost $1,046,227,869)		1,244,044,998

Warrant — 0.00%
Waste Management Services, Inc. Warrants Expiration: April, 2009 (a)(c)	50,000	0

Total Warrants (Cost $0)		0

Short-Term Investments — 31.34%

Investment Trust — 14.66%
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust, 2.58%(d)(e)	233,181,130	233,181,130

Time Deposit — 16.68%
Wells Fargo-Grand Cayman 1.60%, 07/01/2008	$265,294,905	265,294,905

Total Short-Term Investments (Cost $498,476,035)		498,476,035

Total Investments (Cost $1,544,703,904) — 109 ..54%		1,742,521,033

Liabilities in Excess of Other Assets, Net (9.54%)		(151,747,897)

Total Net Assets — 100.00%		$1,590,773,136

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Restricted security.

Waste Management Services, Inc. warrants were acquired on November 17, 2006 at a cost of $0. Since market quotations are not readily available for these securities, they were valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at June 30, 2008 is $0, which represents 0.00% of total net assets.

(d)	Represents investment collateral received from securities being lending transactions.

(e)	The rate shown is the annualized seven-day yield at period end.

18  ½  2 0 0 8  A N N U A L  R E P O R T

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Common Stocks — 81.18%

Basic Materials — 1.72%
Chemicals — 1.72%
Air Products & Chemicals, Inc.	2,200	$217,492

Total Basic Materials (Cost: $170,597)		217,492

Communications — 5.95%
Advertising — 2.20%
Omnicom Group, Inc.	6,200	278,256

Telecommunications — 3.75%
AT&T, Inc.	14,100	475,029

Total Communications (Cost: $836,452)		753,285

Consumer, Cyclical — 7.35%
Retail — 7.35%
CVS Caremark Corp.	12,800	506,496
Walgreen Co.	13,000	422,630

		929,126

Total Consumer, Cyclical (Cost: $919,157)		929,126

Consumer, Non-cyclical — 12.09%
Cosmetics & Toiletries — 3.77%
Colgate-Palmolive Co.	6,900	476,790

Food & Beverages — 8.32%
Diageo PLC ADR	7,100	524,477
PepsiCo, Inc.	8,300	527,797

		1,052,274

Total Consumer, Non-Cyclical (Cost: $1,346,540)		1,529,064

Energy — 11.80%
Oil & Gas — 9.37%
ConocoPhillips(a)	5,300	500,267
Exxon Mobil Corp.	3,900	343,707
Total SA ADR	4,000	341,080

		1,185,054

Oil & Gas Services — 2.43%
Weatherford International Ltd.(b)	6,200	307,458

Total Energy (Cost: $1,310,468)		1,492,512

Healthcare — 8.64%
Biotechnology — 4.44%
Genentech, Inc.(b)	7,400	561,660

Pharmaceuticals — 4.20%
Teva Pharmaceutical Industries Ltd. ADR(a)	11,600	531,280

Total Healthcare (Cost: $992,672)		1,092,940

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Industrial — 12.21%
Aerospace & Defense — 7.48%
General Dynamics Corp.	6,700	$564,140
L-3 Communication Holdings, Inc.	4,200	381,654

		945,794

Miscellaneous Manufacturing — 4.73%
Textron, Inc.	12,500	599,125

Total Industrial (Cost: $1,493,390)		1,544,919

Technology — 21.42%
Computer Services — 7.53%
Automatic Data Processing, Inc.	10,700	448,330
Oracle Corp.(b)	24,000	504,000

		952,330

Computer Software & Services — 4.28%
Microsoft Corp.	19,700	541,947

Computers — 7.07%
Hewlett-Packard Co.	10,500	464,205
International Business Machines Corp.	3,630	430,264

		894,469

Software — 2.54%
Autodesk, Inc.(b)	9,500	321,195

Total Technology (Cost: $2,745,084)		2,709,941

Total Common Stocks (Cost $9,814,360)		10,269,279

Exchange-Traded Fund — 4.23%

SPDR Gold Trust(a)(b)	5,845	534,233

Total Exchange — Traded Fund (Cost $534,237)		534,233

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  19

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2008

	Par Value/
	Number	Fair
	of Shares	Value

Short-Term Investments — 20.44%

Investment Trust — 9.67%
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust, 2.58%(c)(d)	1,223,814	$1,223,814

Time Deposit — 10.77%
Bank of America (London) 1.6%, 07/01/2008	$1,361,957	1,361,957

Total Short-Term Investments (Cost $2,585,771)		2,585,771

Total Investments (Cost $12,934,368) — 105.85%		13,389,283

Liabilities in Excess of Other Assets, Net (5.85%)		(739,619)

Total Net Assets — 100.00%		$12,649,664

ADR	American Depositary Receipt

(a)	All or a portion of the security out on loan.

(b)	Non-income producing security.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

20  ½  2 0 0 8  A N N U A L  R E P O R T

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Common Stocks — 98.22%

Basic Materials — 7.40%
Chemicals — 1.44%
OM Group, Inc.(a)(b)	10,500	$344,295

Iron & Steel Production — 3.27%
Steel Dynamics, Inc.	20,000	781,400

Mining — 2.69%
Cameco Corp.(b)	15,000	643,050

Total Basic Materials (Cost: $1,614,830)		1,768,745

Communications — 2.91%
Internet — 2.91%
Akamai Technologies, Inc.(a)	20,000	695,800

Total Communications (Cost: $552,230)		695,800

Consumer, Cyclical — 13.07%
Apparel — 6.00%
Gymboree Corp.(a)	18,000	721,260
VF Corp.	10,000	711,800

		1,433,060

Auto Parts & Equipment — 2.64%
Johnson Controls, Inc.	22,000	630,960

Leisure Time — 2.53%
Polaris Industries, Inc.(b)	15,000	605,700

Retail — 1.90%
Nordstrom, Inc.	15,000	454,500

Total Consumer, Cyclical (Cost: $3,364,874)		3,124,220

Consumer, Non-cyclical — 3.16%
Agricultural Products — 3.16%
Bunge Ltd.(b)	7,000	753,830

Total Consumer, Non-Cyclical (Cost: $655,451)		753,830

Energy — 7.88%
Oil & Gas — 7.88%
Holly Corp.	15,000	553,800
National Oilwell Varco, Inc.(a)	4,000	354,880
Noble Corp.	15,000	974,400

		1,883,080

Total Energy (Cost: $1,699,113)		1,883,080

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Financial — 13.88%
Insurance — 13.88%
American Financial Group, Inc.	30,000	$802,500
Assurant, Inc.	5,000	329,800
Cigna Corp.	14,000	495,460
Philadelphia Consolidated Holding Corp.(a)	15,000	509,550
Reinsurance Group of America, Inc.	16,000	696,320
W.R. Berkley Corp.	20,000	483,200

		3,316,830

Total Financial (Cost: $4,112,801)		3,316,830

Healthcare — 10.30%
Healthcare-Products — 2.09%
Kinetic Concepts, Inc.(a)(b)	12,500	498,875

Pharmaceuticals — 8.21%
Endo Pharmaceuticals Holdings, Inc.(a)	30,000	725,700
Forest Laboratories, Inc.(a)	20,000	694,800
Herbalife Ltd.	14,000	542,500

		1,963,000

Total Healthcare (Cost: $2,584,735)		2,461,875

Industrial — 24.67%
Electrical Components & Equipment — 5.10%
Ametek, Inc.	12,500	590,250
Amphenol Corp.	14,000	628,320

		1,218,570

Hand & Machine Tools — 2.63%
Lincoln Electric Holdings, Inc.	8,000	629,600

Machinery-Diversified — 2.74%
Cummins, Inc.	10,000	655,200

Metal Fabricate & Hardware — 3.23%
Precision Castparts Corp.	8,000	770,960

Miscellaneous Manufacturing — 5.51%
Parker Hannifin Corp.	12,000	855,840
SPX Corp.	3,500	461,055

		1,316,895

Transportation — 5.46%
CSX Corp.	8,000	502,480
DryShips, Inc.(b)	10,000	801,800

		1,304,280

Total Industrial (Cost: $4,943,198)		5,895,505

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  21

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Technology — 14.95%
Computers — 4.96%
Computer Sciences Corp.(a)	10,000	$468,400
Seagate Technology	37,500	717,375

		1,185,775

Electrical Components & Equipment — 4.33%
Altera Corp.(b)	50,000	1,035,000

Semiconductors — 1.72%
National Semiconductor Corp.	20,000	410,800

Software — 3.94%
SEI Investments Co.	40,000	940,800

Total Technology (Cost: $3,937,253)		3,572,375

Total Common Stocks (Cost $23,464,485)		23,472,260

	Par Value/
	Number	Fair
	of Shares	Value

Short-Term Investments — 22.98%

Investment Trust — 18.79%
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust, 2.58%(c)(d)	4,489,876	$4,489,876

Time Deposit — 4.19%
Bank of America (London) 1.60%, 07/01/2008	$1,002,769	1,002,769

Total Short Term Investments (Cost $5,492,645)		5,492,645

Total Investments (Cost $28,957,130) — 121.20%		28,964,905

Liabilities in Excess of Other Assets, Net (21.20%)		(5,066,901)

Total Net Assets — 100.00%		$23,898,004

(a)      Non-income producing security.
(b)      All or a portion of security out on loan.
(c)      Represents investment of collateral received from securities lending transactions.
(d)      The rate shown is the annualized seven-day yield at period end.

22  ½  2 0 0 8  A N N U A L  R E P O R T

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Common Stocks — 98.62%

Basic Materials — 4.95%
Chemicals — 3.12%
Chemtura Corp.	27,100	$158,264
Ferro Corp.	21,400	401,464
Innospec, Inc.	17,200	323,704
Minerals Technologies, Inc.	6,600	419,694
Schulman A, Inc.	19,600	451,388

		1,754,514

Iron & Steel Production — 1.83%
Reliance Steel & Aluminum Co.	7,700	593,593
Schnitzer Steel Industries, Inc.	3,800	435,480

		1,029,073

Total Basic Materials (Cost: $2,582,080)		2,783,587

Communications — 5.51%
Internet — 3.01%
Check Point Software Technologies(a)	19,900	471,033
j2 Global Communications, Inc.(a)(b)	11,800	271,400
NetFlix, Inc.(a)(b)	14,300	372,801
S1 Corp.(a)	38,100	288,417
Stamps.com, Inc.(a)	23,100	288,288

		1,691,939

Internet Software & Services — 0.81%
Earthlink, Inc.(a)	52,800	456,720

Media — 0.18%
Westwood One, Inc.(a)	79,100	98,084

Telecommunications — 1.51%
Premiere Global Services, Inc.(a)	30,400	443,232
USA Mobility, Inc.	23,700	178,935
Utstarcom, Inc.(a)	41,500	227,005

		849,172

Total Communications (Cost: $3,991,918)		3,095,915

Consumer, Cyclical — 14.17%
Airlines — 0.20%
Pinnacle Airlines Corp.(a)	36,300	114,708

Apparel — 0.87%
Gymboree Corp.(a)	6,200	248,434
Warnaco Group, Inc.(a)	5,400	237,978

		486,412

Auto Parts & Equipment — 0.92%
Autoliv, Inc.	8,000	372,960
Lear Corp.(a)(b)	10,300	146,054

		519,014

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Distribution & Wholesale — 2.43%
Houston Wire & Cable Co.(b)	19,500	$388,050
Owens & Minor, Inc.(b)	11,800	539,142
WESCO International, Inc.(a)	10,900	436,436

		1,363,628

Entertainment — 0.48%
Lions Gate Entertainment Corp.(a)	26,200	271,432

Home Builders — 0.53%
NVR, Inc.(a)	600	300,048

Leisure Time — 0.76%
Polaris Industries, Inc.(b)	10,500	423,990

Retail — 6.63%
Aeropostale, Inc.(a)	16,500	516,945
AnnTaylor Stores Corp.(a)	14,900	357,004
Big Lots, Inc.(a)	6,900	215,556
BJ’s Wholesale Club, Inc.(a)(b)	6,100	236,070
Bob Evans Farms, Inc.	7,700	220,220
Build-A-Bear Workshop, Inc.(a)(b)	27,000	196,290
Cash America International, Inc.	10,200	316,200
CEC Entertainment, Inc.(a)	11,600	324,916
CKE Restaurants, Inc.	20,000	249,400
Ezcorp, Inc.(a)	32,100	409,275
Hot Topic, Inc.(a)	45,900	248,319
Panera Bread Co.(a)(b)	9,400	434,844

		3,725,039

Toys & Hobbies — 1.35%
Hasbro, Inc.	15,100	539,372
Marvel Entertainment, Inc.(a)	6,900	221,766

		761,138

Total Consumer, Cyclical (Cost: $8,747,794)		7,965,409

Consumer, Non-cyclical — 9.99%
Commerical Services — 8.01%
AMN Healthcare Services, Inc.(a)	24,700	417,924
Bowne & Co, Inc.	26,100	332,775
Consolidated Graphics, Inc.(a)	4,800	236,496
Corporate Executive Board Co.	10,100	424,705
Cross Country Healthcare, Inc.(a)	30,100	433,741
Hewitt Associates, Inc.(a)	13,800	528,954
MAXIMUS, Inc.	13,600	473,552
Mcgrath Rentcorp	11,100	272,949
Navigant Consulting, Inc.(a)	13,000	254,280
Rent-A-Center, Inc.(a)	11,000	226,270
Robert Half International, Inc.	16,700	400,299
TNS, Inc.(a)	21,000	503,160

		4,505,105

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  23

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2008

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Food — 1.38%
Diamond Foods, Inc.	16,800	$387,072
Nash Finch Co.	11,400	390,678

		777,750

Household Products — 0.60%
Ennis, Inc.	21,500	336,475

Total Consumer, Non-Cyclical (Cost: $5,850,481)		5,619,330

Energy — 10.20%
Oil & Gas — 7.81%
Bois d’Arc Energy, Inc.(a)	17,300	420,563
Cimarex Energy Co.	8,500	592,195
Energy Partners Ltd.	27,400	408,808
Frontier Oil Corp.	12,100	289,311
Mariner Energy, Inc.(a)	16,200	598,914
Patterson-UTI Energy, Inc.	15,200	547,808
Rosetta Resources, Inc.(a)	16,800	478,800
SEACOR Holdings, Inc.(a)	5,700	510,207
W&T Offshore, Inc.	9,300	544,143

		4,390,749

Oil & Gas Services — 1.58%
Gulf Island Fabrication, Inc.	5,500	269,115
Oil States International, Inc.(a)	4,500	285,480
Superior Energy Services(a)(b)	6,100	336,354

		890,949

Pipelines — 0.81%
Oneok, Inc.	9,300	454,119

Total Energy (Cost: $4,893,583)		5,735,817

Financial — 16.08%
Banks — 2.61%
Cathay General Bancorp(b)	16,200	176,094
Credicorp Ltd.	6,900	566,628
Oriental Financial Group	20,400	290,904
SVB Financial Group(a)(b)	4,500	216,495
Webster Financial Corp.	11,500	213,900

		1,464,021

Diversified Financial Services — 4.69%
Federated Investors, Inc.	11,700	402,714
Interactive Brokers Group, Inc.(a)	14,100	453,033
Investment Technology Group, Inc.(a)	7,100	237,566
Knight Capital Group, Inc.(a)	30,900	555,582
optionsXpress Holdings, Inc.	16,900	377,546
SWS Group, Inc.	12,600	209,286
TradeStation Group, Inc.(a)	39,400	399,910

		2,635,637

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Financial Services — 0.93%
Banco Latinoamericano De Exportaciones SA	19,400	$314,086
Greenhill & Co., Inc.(b)	3,900	210,054

		524,140

Insurance — 7.85%
American Physicians Capital, Inc.(b)	8,500	411,740
Axis Capital Holdings Ltd.	14,800	441,188
Endurance Specialty Holdings Ltd.	11,900	366,401
Fairfax Financial Holdings Ltd.	900	228,510
FPIC Insurance Group, Inc.(a)	8,700	394,284
Infinity Property & Casualty Corp.	10,100	419,352
Platinum Underwriters Holdings Ltd.	13,800	450,018
RLI Corp.	9,500	469,965
Safeco Corp.	7,300	490,268
StanCorp. Financial Group, Inc.	4,900	230,104
W.R. Berkley Corp.	12,500	302,000
Willis Group Holdings Ltd.	6,700	210,179

		4,414,009

Total Financial (Cost: $9,512,761)		9,037,807

Healthcare — 10.82%
Biotechnology — 1.36%
Alexion Pharmaceuticals, Inc.(a)(b)	3,400	246,500
Martek Biosciences Corp.(a)(b)	8,400	283,164
Momenta Pharmaceuticals, Inc.(a)(b)	19,300	237,390

		767,054

Healthcare-Products — 4.46%
Conmed Corp.(a)	15,500	411,525
Edwards Lifesciences Corp.(a)	9,700	601,788
Invacare Corp.	11,800	241,192
Mentor Corp.(b)	15,200	422,864
Steris Corp.	16,900	486,044
Zoll Medical Corp.(a)	10,300	346,801

		2,510,214

Healthcare-Services — 2.01%
LifePoint Hospitals, Inc.(a)(b)	7,400	209,420
Lincare Holdings, Inc.(a)	15,000	426,000
Universal Health Services, Inc.	7,800	493,116

		1,128,536

Pharmaceuticals — 2.99%
Endo Pharmaceuticals Holdings, Inc.(a)	18,900	457,191
Herbalife Ltd.	11,300	437,875
King Pharmaceuticals, Inc.(a)	32,400	339,228
The Medicines Co.(a)(b)	22,400	443,968

		1,678,262

Total Healthcare (Cost: $6,287,658)		6,084,066

24  ½  2 0 0 8  A N N U A L  R E P O R T

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Industrial — 15.23%
Aerospace & Defense — 0.43%
Argon ST, Inc.(a)	9,700	$240,560

Building Materials — 1.65%
Gibraltar Industries, Inc.	19,300	308,221
Lennox International, Inc.	10,500	304,080
NCI Building Systems, Inc.(a)	8,600	315,878

		928,179

Electrical Components & Equipment — 2.32%
Encore Wire Corp.(b)	21,000	444,990
Insteel Industries, Inc.	17,700	324,087
Superior Essex, Inc.(a)	12,000	535,560

		1,304,637

Electronics — 2.92%
Celestica, Inc.(a)	45,600	384,408
CTS Corp.	11,500	115,575
Cymer, Inc.(a)	15,500	416,640
Methode Electronics, Inc.	39,400	411,730
Multi-Fineline Electronix, Inc.(a)	11,300	312,671

		1,641,024

Machinery-Diversified — 1.61%
Gardner Denver, Inc.(a)	9,400	533,920
Nordson Corp.	5,100	371,739

		905,659

Manufacturing — 0.85%
Acuity Brands, Inc.	9,900	475,992

Metal Fabricate & Hardware — 0.77%
Mueller Industries, Inc.	13,400	431,480

Miscellaneous Manufacturing — 1.00%
Ceradyne, Inc.(a)	5,700	195,510
EnPro Industries, Inc.(a)	9,800	365,932

		561,442

Packaging & Containers — 0.41%
Greif, Inc.	3,600	230,508

Transportation — 2.33%
DryShips, Inc.(b)	3,500	280,630
Overseas Shipholding Group, Inc.	5,600	445,312
Ryder System, Inc.	8,500	585,480

		1,311,422

Trucking & Leasing — 0.94%
GATX Corp.	12,000	531,960

Total Industrial (Cost: $7,909,781)		8,562,863

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Technology — 8.62%
Computer Software & Services — 0.76%
CSG Systems International, Inc.(a)	21,900	$241,338
MicroStrategy, Inc.(a)	2,900	187,775

		429,113

Computers — 2.05%
CACI International, Inc.(a)	4,600	210,542
Manhattan Associates, Inc.(a)	11,300	268,149
Rackable Systems, Inc.(a)	29,300	392,620
STEC, Inc.(a)(b)	27,200	279,344

		1,150,655

Data Processing — 0.65%
Fair Isaac Corp.	17,700	367,629

Semiconductors — 2.47%
Credence Systems Corp.(a)	85,600	111,280
Entegris, Inc.(a)	28,800	188,640
Micrel, Inc.	23,900	218,685
QLogic Corp.(a)	31,400	458,126
Silicon Image, Inc.(a)	56,900	412,525

		1,389,256

Software — 2.69%
American Reprographics Co.(a)	12,900	214,785
BMC Software, Inc.(a)	16,100	579,600
Compuware Corp.(a)	48,400	461,736
Sybase, Inc.(a)	8,600	253,012

		1,509,133

Total Technology (Cost: $5,793,143)		4,845,786

Utilities — 3.05%
Electric — 2.17%
Alliant Energy Corp.	8,600	294,636
El Paso Electric Co.(a)	19,600	388,080
NorthWestern Corp.	8,800	223,696
Sierra Pacific Resources	24,400	310,124

		1,216,536

Gas — 0.88%
UGI Corp.	17,300	496,683

Total Utilities (Cost: $1,917,250)		1,713,219

Total Common Stocks (Cost $57,486,449)		55,443,799

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  25

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2008

	Par Value/
	Number	Fair
	of Shares	Value

Short-Term Investments — 13.59%

Investment Trust — 11.58%
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust, 2.58%(c)(d)	6,511,818	$6,511,818

Time Deposits — 2.01%
Citibank (Nassau) 1.6%, 07/01/2008	$1,127,594	1,127,594

Total Short-Term Investments (Cost $7,639,412)		7,639,412

Total Investments (Cost $65,125,861) — 112.21%		63,083,211

Liabilities in Excess of Other Assets, Net (12.21%)		(6,861,696)

Total Net Assets — 100.00%		$56,221,515

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

26  ½  2 0 0 8  A N N U A L  R E P O R T

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Statements of Assets and Liabilities
June 30, 2008

	Total Return Funds
	Quaker	Quaker	Quaker
	Biotech Pharma-	Global Total	Strategic
	Healthcare Fund	Return Fund	Growth Fund

ASSETS:
Investments, at value	$7,207,626	$40,711,997	$1,742,521,033
Cash	238,557	3,462,368	—
Foreign currency deposits with brokers for securities sold short	192,152	—	—
Deposits with brokers for securities sold short	1,125,103	—	24,434,250
Receivables:
Dividends and interest	458	20,929	847,135
Capital shares sold	48,257	1,044,675	22,244,569
Investment securities sold	123,138	1,214,902	59,931,537
Commission recapture	—	853	38,941
Security lending income	742	663	73,793
Prepaid expenses and other assets	2,783	56,324	172,122

Total assets	8,938,816	46,512,711	1,850,263,380

LIABILITIES:
Securities sold short, at value	692,764	—	—
Payables:
Cash overdraft	—	—	5,914
Due to advisor (note 3)	7,898	38,417	1,618,154
Capital shares redeemed	14,946	45,807	1,131,962
Upon return of securities loaned	1,274,714	4,879,789	233,181,130
Investment securities purchased	297,389	405,826	22,668,481
Dividends on securities sold short	2,593	—	—
Distributions fees	3,405	15,392	415,033
Trustee expenses	712	1,066	55,158
Accrued expenses	8,394	15,384	414,412

Total liabilities	2,302,815	5,401,681	259,490,244

NET ASSETS	$6,636,001	$41,111,030	$1,590,773,136

NET ASSETS CONSIST OF:
Paid-in capital	$7,406,897	$41,049,992	$1,303,232,084
Accumulated net realized gain (loss) on investments	(1,060,333)	(264,229)	89,723,923
Accumulated net investment loss	—	—	—
Net unrealized appreciation (depreciation) on investments	289,437	325,267	197,817,129

Total Net Assets	$6,636,001	$41,111,030	$1,590,773,136

Total Investments, at Cost	$6,949,435	$40,386,730	$1,544,703,904

Foreign Currency, at Cost	$191,862	$—	$—

Proceeds from Securities Sold Short	723,713	—	—

Class A shares:
Net Assets	$3,423,000	$27,108,657	$1,244,922,368

Shares of Beneficial interest outstanding(1)	295,549	2,661,590	43,756,605

Net Asset Value per share and redemption(2) price per share	$11.58	$10.19	$28.45

Offering price per share (100 ÷ 94.50 X net asset value per share)	$12.26	$10.78	$30.11

Class B shares:
Net Assets	$461,456	$—	$6,020,315

Shares of Beneficial interest outstanding(1)	41,952	—	225,176

Net Asset Value, offering and redemption(2) price per share	$11.00	$—	$26.74

Class C shares:
Net Assets	$2,751,545	$14,002,373	$213,193,613

Shares of Beneficial interest outstanding(1)	249,983	1,376,552	8,010,540

Net Asset Value, offering and redemption(2) price per share	$11.01	$10.17	$26.61

Institutional Class shares:
Net Assets	$—	$—	$126,636,840

Shares of Beneficial interest outstanding(1)	—	—	4,361,806

Net Asset Value, offering and redemption price per share	$—	$—	$29.03

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.
28  ½  2 0 0 8  A N N U A L  R E P O R T

Traditional Funds
Quaker	Quaker	Quaker
Capital	Mid-Cap	Small-Cap
Opportunities Fund	Value Fund	Value Fund

$13,389,283	$28,964,905	$63,083,211
—	—	—
—	—	—
—	—	—
8,731	12,189	20,289
63,253	28,526	75,541
435,685	—	660,661
—	—	10,158
581	4,116	—
6,553	25,951	29,738

13,904,086	29,035,687	63,879,598

—	—	—

165	72	89
10,116	22,660	57,683
2,015	116,708	86,414
1,223,814	4,489,876	6,511,818
—	477,933	958,081
—	—	—
6,395	9,404	10,227
1,262	1,570	6,033
10,655	19,460	27,738

1,254,422	5,137,683	7,658,083

$12,649,664	$23,898,004	$56,221,515

$12,369,446	$29,427,944	$64,640,328
(174,697)	(5,537,715)	(6,376,163)
—	—	—
454,915	7,775	(2,042,650)

$12,649,664	$23,898,004	$56,221,515

$12,934,368	$28,957,130	$65,125,861

$—	$—	$—

—	—	—

$7,007,259	$17,118,299	$27,722,158

758,492	1,186,980	1,996,709

$9.24	$14.42	$13.88

$9.78	$15.26	$14.69

$320,700	$468,356	$261,079

36,416	34,551	20,599

$8.81	$13.56	$12.67

$5,321,705	$5,800,587	$4,710,160

604,578	435,330	386,705

$8.80	$13.32	$12.18

$—	$510,762	$23,528,118

—	34,359	1,643,263

$—	$14.87	$14.32

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  29

Statements of Operations
For the Fiscal Year Ended June 30, 2008

	Total Return Funds
	Quaker	Quaker	Quaker
	Biotech Pharma-	Global Total	Strategic
	Healthcare Fund	Return Fund*	Growth Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes)	$5,661	$39,268	$9,049,319
Interest	96,064	—	4,797,372
Security lending income	9,654	663	610,662

Total Income	111,379	39,931	14,457,353

Expenses:
Investment advisory fees (note 3)	120,924	61,976	12,868,888
Fund administration, accounting, and transfer agent fees (note 3)	21,146	7,546	1,245,384
Custody fees	23,379	3,725	125,839
Trustee fees and meeting expenses	3,379	1,066	265,187
Legal fees	510	197	—
Audit fees	1,060	3,802	151,171
Distribution fee — Class A	10,713	8,317	1,968,724
Distribution fee — Class B	6,894	—	113,066
Distribution fee — Class C	33,650	16,313	1,399,472
Officers’ compensation fees	1,602	611	162,474
Registration and filing expenses	7,659	—	106,971
Printing expenses	4,957	2,896	289,554
Dividends on securities sold short	7,357	—	88,173
Other operating expenses	7,660	5,472	79,797

Total expenses	250,890	111,921	18,864,700

Less:
Investment advisory fees waived & reimbursed (note 3)	12,509	—	—
Net expenses	238,381	111,921	18,864,700

Net investment loss	(127,002)	(71,990)	(4,407,347)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from investments, (excluding short securities)	180,182	(264,229)	102,890,657
Net realized gain from short securities	96,656	—	642,096
Net realized gain from written options	7,430	—	664,550
Net realized gain from foreign currency transactions	41,036	—	—
Net unrealized appreciation (depreciation) on investments (excluding short securities)	58,604	325,267	105,303,085
Net unrealized appreciation on short securities	30,949	—	—
Net increase from payments by affiliates and net loss realized on the disposal of investments in violation of restrictions	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	414,857	61,038	209,500,388

Net increase (decrease) in net assets resulting from operations	$287,855	$(10,952)	$205,093,041

Foreign withholding taxes on dividends	$521	$2,268	$429,221

*	For the period May 1, 2008 through June 30, 2008.
30  ½  2 0 0 8  A N N U A L  R E P O R T

Traditional Funds
Quaker	Quaker	Quaker
Capital	Mid-Cap	Small-Cap
Opportunities Fund	Value Fund	Value Fund

$178,284	$1,036,748	$671,342
57,417	111,137	24,095
3,841	59,912	183,460

239,542	1,207,797	878,897

143,940	1,034,826	836,633
26,187	131,849	97,590
14,590	26,765	30,746
5,388	37,711	27,432
254	1,674	2,339
2,230	22,517	12,682
19,999	213,570	85,763
4,880	10,329	5,193
70,734	104,337	87,067
2,967	18,073	13,322
3,859	18,549	13,398
5,628	81,150	27,170
—	—	—
4,160	17,428	7,582

304,816	1,718,778	1,246,917

—	49,277	57,220
304,816	1,669,501	1,189,697

(65,274)	(461,704)	(310,800)

612,920	(5,389,979)	(3,347,651)
—	—	—
—	—	—
—	—	—
(987,589)	(16,379,274)	(12,130,653)
—	—	—

—	—	—

(374,669)	(21,769,253)	(15,478,304)

$(439,943)	$(22,230,957)	$(15,789,104)

$4,162	$2,295	$5,115

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  31

Statements of Changes in Net Assets
For the Fiscal Year Ended June 30, 2008

	Total Return Funds
	Quaker	Quaker	Quaker
	Biotech Pharma-	Global Total	Strategic
	Healthcare Fund	Return Fund*	Growth Fund

INCREASE (DECREASE) IN NET ASSETS
Operations

Net investment loss	$(127,002)	$(71,990)	$(4,407,347)
Net realized gain (loss) from investment and foreign currency transactions	325,304	(264,229)	104,197,303
Change in net unrealized appreciation (depreciation) on investments	89,553	325,267	105,303,085

Net increase (decrease) in net assets resulting from operations	287,855	(10,952)	205,093,041

Distributions to shareholders from

Net realized capital gain — Class A	(429,282)	—	(67,714,263)
Net realized capital gain — Class B	(79,799)	—	(1,428,000)
Net realized capital gain — Class C	(359,911)	—	(12,971,793)
Net realized capital gain — Class I	—	—	(2,185,702)
Return of capital — Class A	—	—	—
Return of capital — Class B	—	—	—
Return of capital — Class C	—	—	—

Total Distributions	(868,992)	—	(84,299,758)

Capital share transactions
Increase (decrease) in net assets from fund share transactions (note 9)	(2,710,158)	41,121,982	702,673,915

Total increase (decrease) in net assets	(3,291,295)	41,111,030	823,467,198

NET ASSETS
Beginning of period	9,927,296	—	767,305,938

End of period	$6,636,001	$41,111,030	$1,590,773,136

Accumulated net investment loss, at end of period	$—	$—	$—

For the Fiscal Year Ended June 30, 2007
INCREASE (DECREASE) IN NET ASSETS
Net investment income (loss)	$(143,590)	$—	$1,275,914
Net realized gain (loss) from investment transactions and foreign currency transactions	(182,064)	—	78,938,276
Change in net unrealized appreciation (depreciation) on investments	1,087,162	—	49,387,796

Net increase in net assets resulting from operations	761,508	—	129,601,986

Distributions to shareholders from
Net investment income — Class A	—	—	(2,900,910)
Net investment income — Class B	—	—	—
Net investment income — Class C	—	—	—
Net investment income — Class I	—	—	(248,934)
Net realized capital gains — Class A	(629,422)	—	(76,183,989)
Net realized capital gains — Class B	(101,639)	—	(1,533,711)
Net realized capital gains — Class C	(414,003)	—	(10,701,494)
Net realized capital gains — Class I	—	—	(3,765,560)

Total Distributions	(1,145,064)	—	(95,334,598)

Capital share transactions
Increase (decrease) in net assets from fund share transactions (note 9)	(8,946,825)	—	(323,962,274)

Total increase (decrease) in net assets	(9,330,381)	—	(289,694,886)

NET ASSETS
Beginning of period	19,257,677	—	1,057,000,824

End of period	$9,927,296	$—	$767,305,938

Undistributed accumulated net investment income, at end of period	$—	$—	$—

*	For the period May 1, 2008 through June 30, 2008.
32  ½  2 0 0 8  A N N U A L  R E P O R T

Traditional Funds
Quaker	Quaker	Quaker
Capital	Mid-Cap	Small-Cap
Opportunities Fund	Value Fund	Value Fund

$(65,274)	$(461,704)	$(310,800)
612,920	(5,389,979)	(3,347,651)
(987,589)	(16,379,274)	(12,130,653)

(439,943)	(22,230,957)	(15,789,104)

(1,226,105)	(5,313,611)	(6,162,955)
(68,366)	(42,910)	(103,203)
(1,094,572)	(454,807)	(1,833,492)
—	(64,360)	(4,724,536)
(48,738)	—	—
(2,717)	—	—
(43,510)	—	—

(2,484,008)	(5,875,688)	(12,824,186)

(1,488,021)	(102,825,159)	(6,549,245)

(4,411,972)	(130,931,804)	(35,162,535)

17,061,636	154,829,808	91,384,050

$12,649,664	$23,898,004	$56,221,515

$—	$—	$—

$(35,949)	$(820,415)	$(244,701)
2,125,175	6,641,912	11,914,134
(365,054)	11,593,452	2,315,841

1,724,172	17,414,949	13,985,274

—	—	—
—	—	—
—	—	—
—	—	—
(618,838)	(2,044,739)	(4,201,235)
(51,589)	(43,407)	(106,504)
(737,051)	(349,010)	(1,266,817)
—	(30,160)	(3,094,993)

(1,407,478)	(2,467,316)	(8,669,549)

(8,045,843)	48,867,507	9,670,153

(7,729,149)	63,815,140	14,985,878

24,790,785	91,014,668	76,398,172

$17,061,636	$154,829,808	$91,384,050

$—	$—	$—

The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  33

Financial Highlights
Quaker Biotech Pharma-Healthcare Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.45	$12.50	$12.30	$13.64	$11.83

Income From Investment Operations
Net investment loss(1)	(0.14)	(0.11)	(0.11)	(0.19)	(0.28)
Net realized and unrealized gain (loss) on investments	0.55	1.34	0.37	(0.22)	2.80

Total from investment operations	0.41	1.23	0.26	(0.41)	2.52

Distributions to shareholders from:
Net realized capital gain	(1.28)	(1.28)	(0.06)	(0.93)	(0.71)

Total distributions	(1.28)	(1.28)	(0.06)	(0.93)	(0.71)

Net asset value, end of period	$11.58	$12.45	$12.50	$12.30	$13.64

Total Return(2)	3.40%	9.51%	2.14%	(3.22)%	21.97%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,423	$5,149	$14,324	$15,295	$9,908
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.64%	2.34%	2.19%	2.31%	2.41%
After expense reimbursements and waived fees	2.49%	2.34%	2.19%	2.31%	2.41%
Ratio of net investment loss to average net assets	(1.11)%	(0.88)%	(0.79)%	(1.56)%	(2.15)%
Portfolio turnover rate	280.63%	117.35%	199.35%	272.82%	139.37%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
34  ½  2 0 0 8  A N N U A L  R E P O R T

	Class B

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.97	$12.15	$12.04	$13.47	$11.77

Income From Investment Operations
Net investment loss(1)	(0.24)	(0.20)	(0.20)	(0.29)	(0.37)
Net realized and unrealized gain (loss) on investments	0.55	1.30	0.37	(0.21)	2.78

Total from investment operations	0.31	1.10	0.17	(0.50)	2.41

Distributions to shareholders from:
Net realized capital gain	(1.28)	(1.28)	(0.06)	(0.93)	(0.71)

Total distributions	(1.28)	(1.28)	(0.06)	(0.93)	(0.71)

Net asset value, end of period	$11.00	$11.97	$12.15	$12.04	$13.47

Total Return(2)	2.67%	8.67%	1.43%	(3.95)%	21.12%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$461	$837	$1,131	$1,238	$1,761
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.39%	3.09%	2.94%	3.06%	3.16%
After expense reimbursements and waived fees	3.24%	3.09%	2.94%	3.06%	3.16%
Ratio of net investment loss to average net assets	(2.07)%	(1.63)%	(1.54)%	(2.31)%	(2.90)%
Portfolio turnover rate	280.63%	117.35%	199.35%	272.82%	139.37%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  35

Financial Highlights
Quaker Biotech Pharma-Healthcare Fund
(For a Share Outstanding Throughout the Period)

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.98	$12.16	$12.05	$13.48	$11.78

Income From Investment Operations
Net investment loss(1)	(0.22)	(0.20)	(0.20)	(0.28)	(0.37)
Net realized and unrealized gain (loss) on investments	0.53	1.30	0.37	(0.22)	2.78

Total from investment operations	0.31	1.10	0.17	(0.50)	2.41

Distributions to shareholders from:
Net realized capital gain	(1.28)	(1.28)	(0.06)	(0.93)	(0.71)

Total distributions	(1.28)	(1.28)	(0.06)	(0.93)	(0.71)

Net asset value, end of period	$11.01	$11.98	$12.16	$12.05	$13.48

Total Return(2)	2.67%	8.67%	1.43%	(3.95)%	21.11%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,752	$3,942	$3,802	$4,038	$4.084
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.40%	3.09%	2.94%	3.06%	3.16%
After expense reimbursements and waived fees	3.25%	3.09%	2.94%	3.06%	3.16%
Ratio of net investment loss to average net assets	(1.93)%	(1.63)%	(1.54)%	(2.31)%	(2.90)%
Portfolio turnover rate	280.63%	117.35%	199.35%	272.82%	139.37%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
36  ½  2 0 0 8  A N N U A L  R E P O R T

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Financial Highlights
Quaker Global Total Return Fund
(For a Share Outstanding Throughout the Period)

	Class A

	For the period
	May 1, 2008
	(commencement of
	operations) to
	June 30, 2008

Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment loss(1)	(0.02)
Net realized and unrealized gain on investments	0.21

Total from investment operations	0.19

Net asset value, end of period	$10.19

Total Return(2)	1.90	%*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$27,109
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.01	%**
After expense reimbursements and waived fees	2.01	%**
Ratio of net investment loss to average net assets	(1.20	)%**
Portfolio turnover rate	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

* Not annualized.

** Annualized.
38  ½  2 0 0 8  A N N U A L  R E P O R T

	Class C

	For the period
	May 1, 2008
	(commencement of
	operations) to
	June 30, 2008

Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment loss(1)	(0.03)
Net realized and unrealized gain on investments	0.20

Total from investment operations	0.17

Net asset value, end of period	$10.17

Total Return(2)	1.70	%*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$14,002
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.76	%**
After expense reimbursements and waived fees	2.76	%**
Ratio of net investment loss to average net assets	(1.95	)%**
Portfolio turnover rate	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

* Not annualized.

** Annualized.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  39

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$25.69	$24.12	$22.44	$20.71	$16.67

Income from investment operations
Net investment income (loss)(1)	(0.09)	0.06	0.05	(0.16)	(0.27)

Net realized and unrealized gain on investments	5.50	4.07	2.98	2.88	4.31

Total from investment operations	5.41	4.13	3.03	2.72	4.04

Distributions to shareholders from:
Net investment income	—	(0.09)	—	—	—
Net realized capital gain	(2.65)	(2.47)	(1.35)	(0.99)	—

Total distributions	(2.65)	(2.56)	(1.35)	(0.99)	—

Net asset value, end of period	$28.45	$25.69	$24.12	$22.44	$20.71

Total Return(2)	22.22%	18.68%	13.66%	13.36%	24.24%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,244,922	$629,531	$901,498	$530,271	$307,744
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.80%	1.90%	1.90%	2.04%	2.16%
After fees paid indirectly through commission recapture	1.80%	1.90%	1.86%	1.99%	2.16%
Ratio of net investment income (loss) to average net assets	(0.34)%	0.23%	0.20%	(0.73)%	(1.41)%
Portfolio turnover rate	168.61%	319.28%	185.71%	204.59%	332.70%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
40  ½  2 0 0 8  A N N U A L  R E P O R T

	Class B

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$24.46	$23.16	$21.76	$20.25	$16.41

Income from investment operations
Net investment loss(1)	(0.29)	(0.12)	(0.13)	(0.31)	(0.40)

Net realized and unrealized gain on investments	5.22	3.89	2.88	2.81	4.24

Total from investment operations	4.93	3.77	2.75	2.50	3.84

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	(2.65)	(2.47)	(1.35)	(0.99)	—

Total distributions	(2.65)	(2.47)	(1.35)	(0.99)	—

Net asset value, end of period	$26.74	$24.46	$23.16	$21.76	$20.25

Total Return(2)	21.32%	17.77%	12.77%	12.56%	23.40%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,020	$14,429	$15,999	$16,106	$16,186
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.57%	2.65%	2.65%	2.79%	2.91%
After fees paid indirectly through commission recapture	2.57%	2.65%	2.61%	2.74%	2.91%
Ratio of net investment loss to average net assets	(1.17)%	(0.52)%	(0.55)%	(1.48)%	(2.16)%
Portfolio turnover rate	168.61%	319.28%	185.71%	204.59%	332.70%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  41

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$24.36	$23.07	$21.68	$20.18	$16.36

Income from investment operations
Net investment income (loss)(1)	(0.27)	(0.12)	(0.12)	(0.31)	(0.41)
Net realized and unrealized gain on investments	5.17	3.88	2.86	2.80	4.23

Total from investment operations	4.90	3.76	2.74	2.49	3.82

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	(2.65)	(2.47)	(1.35)	(0.99)	—

Total distributions	(2.65)	(2.47)	(1.35)	(0.99)	—

Net asset value, end of period	$26.61	$24.36	$23.07	$21.68	$20.18

Total Return(2)	21.29%	17.80%	12.77%	12.55%	23.35%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$213,194	$108,241	$98,224	$66,958	$37,559
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.55%	2.65%	2.65%	2.79%	2.91%
After fees paid indirectly through commission recapture	2.55%	2.65%	2.61%	2.74%	2.91%
Ratio of net investment loss to average net assets	(1.09)%	(0.52)%	(0.55)%	(1.48)%	(2.16)%
Portfolio turnover rate	168.61%	319.28%	185.71%	204.59%	332.70%

(1)      The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
42  ½  2 0 0 8  A N N U A L  R E P O R T

	Institutional Class

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$26.09	$24.47	$22.70	$20.88	$16.76

Income from investment operations
Net investment income (loss)(1)	(0.03)	0.12	0.11	(0.10)	(0.22)
Net realized and unrealized gain on investments	5.62	4.13	3.01	2.91	4.34

Total from investment operations	5.59	4.25	3.12	2.81	4.12

Distributions to shareholders from:
Net investment income	—	(0.16)	—	—	—
Net realized capital gain	(2.65)	(2.47)	(1.35)	(0.99)	—

Total distributions	(2.65)	(2.63)	(1.35)	(0.99)	—

Net asset value, end of period	$29.03	$26.09	$24.47	$22.70	$20.88

Total Return(2)	22.58%	18.95%	13.91%	13.69%	24.58%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$126,637	$15,105	$41,280	$32,506	$14,767
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.54%	1.65%	1.65%	1.79%	1.91%
After fees paid indirectly through commission recapture	1.54%	1.65%	1.61%	1.74%	1.91%
Ratio of net investment income (loss) to average net assets	(0.09)%	0.48%	0.45%	(0.48)%	(1.16)%
Portfolio turnover rate	168.61%	319.28%	185.71%	204.59%	332.70%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  43

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.30	$11.07	$11.29	$11.45	$9.05

Income from investment operations
Net investment income (loss)(1)	0.02	0.02	(0.05)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.26)	1.01	0.85	1.19	2.64

Total from investment operations	(0.24)	1.03	0.80	1.07	2.51

Distributions to shareholders from:
Net realized capital gain	(1.75)	(0.80)	(1.02)	(1.23)	(0.11)
Return of capital	(0.07)	—	—	—	—

Total distributions	(1.82)	(0.80)	(1.02)	(1.23)	(0.11)

Net asset value, end of period	$9.24	$11.30	$11.07	$11.29	$11.45

Total Return(2)	(3.63)%	9.67%	7.05%	9.66%	27.83%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$7,007	$8,016	$12,482	$11,970	$7,250
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.59%	1.76%	1.72%	1.95%	1.98%
After expense reimbursements and waived fees	1.59%	1.76%	1.67%	1.95%	1.98%
Ratio of net investment income (loss) to average net assets	0.15%	0.22%	(0.41)%	(1.08)%	(1.12)%
Portfolio turnover rate	75.18%	87.48%	129.29%	226.62%	230.58%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
44  ½  2 0 0 8  A N N U A L  R E P O R T

	Class B

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$10.92	$10.81	$11.12	$11.38	$9.05

Income from investment operations
Net investment loss(1)	(0.12)	(0.06)	(0.13)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.17)	0.97	0.84	1.18	2.63

Total from investment operations	(0.29)	0.91	0.71	0.97	2.44

Distributions to shareholders from:
Net realized capital gain	(1.75)	(0.80)	(1.02)	(1.23)	(0.11)
Return of capital	(0.07)	—	—	—	—

Total distributions	(1.82)	(0.80)	(1.02)	(1.23)	(0.11)

Net asset value, end of period	$8.81	$10.92	$10.81	$11.12	$11.38

Total Return(2)	(4.29)%	8.76%	6.31%	8.80%	27.05%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$321	$597	$886	$1,176	$1,098
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.35%	2.51%	2.47%	2.70%	2.73%
After expense reimbursements and waived fees	2.35%	2.51%	2.42%	2.70%	2.73%
Ratio of net investment loss to average net assets	(1.15)%	(0.53)%	(1.16)%	(1.83)%	(1.87)%
Portfolio turnover rate	75.18%	87.48%	129.29%	226.62%	230.58%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  45

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$10.92	$10.81	$11.12	$11.38	$9.05

Income from investment operations
Net investment loss(1)	(0.10)	(0.06)	(0.13)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.20)	0.97	0.84	1.18	2.63

Total from investment operations	(0.30)	0.91	0.71	0.97	2.44

Distributions to shareholders from:
Net realized capital gain	(1.75)	(0.80)	(1.02)	(1.23)	(0.11)

Return of capital	(0.07)	—	—	—	—

Total distributions	(1.82)	(0.80)	(1.02)	(1.23)	(0.11)

Net asset value, end of period	$8.80	$10.92	$10.81	$11.12	$11.38

Total Return(2)	(4.38)%	8.76%	6.32%	8.80%	27.05%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,322	$8,449	$11,423	$11,932	$10,757
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.34%	2.51%	2.47%	2.70%	2.73%
After expense reimbursements and waived fees	2.34%	2.51%	2.42%	2.70%	2.73%
Ratio of net investment loss to average net assets	(1.01)%	(0.53)%	(1.16)%	(1.83)%	(1.87)%
Portfolio turnover rate	75.18%	87.48%	129.29%	226.62%	230.58%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
46  ½  2 0 0 8  A N N U A L  R E P O R T

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Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$17.84	$15.89	$16.67	$16.03	$10.75

Income From Investment Operations
Net investment loss(1)	(0.06)	(0.09)	(0.10)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	(2.74)	2.37	1.75	2.09	5.41

Total from investment operations	(2.80)	2.28	1.65	2.00	5.28

Distributions to shareholders from:
Net realized capital gain	(0.62)	(0.33)	(2.43)	(1.36)	—

Total distributions	(0.62)	(0.33)	(2.43)	(1.36)	—

Net asset value, end of period	$14.42	$17.84	$15.89	$16.67	$16.03

Total Return(2)	(15.92)%	14.51%	10.32%	12.57%	49.12%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$17,118	$135,680	$70,866	$40,198	$30,393
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.64%	1.64%*	1.69%*	1.84%*	2.01%*
After expense reimbursements and waived fees	1.59%	1.64%*	1.65%*	1.66%*	2.01%*
Ratio of net investment loss to average net assets	(0.36)%	(0.56)%	(0.60)%	(0.55)%	(0.84)%
Portfolio turnover rate	221.17%	74.49%	82.01%	186.72%	134.73%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

*	The difference between before and after ratios is attributed to fees paid indirectly through commission recapture.
48  ½  2 0 0 8  A N N U A L  R E P O R T

	Class B

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.93	$15.20	$16.16	$15.69	$10.60

Income From Investment Operations
Net investment loss(1)	(0.19)	(0.21)	(0.22)	(0.20)	(0.21)
Net realized and unrealized gain (loss) on investments	(2.56)	2.27	1.69	2.03	5.30

Total from investment operations	(2.75)	2.06	1.47	1.83	5.09

Distributions to shareholders from:
Net realized capital gain	(0.62)	(0.33)	(2.43)	(1.36)	—

Total distributions	(0.62)	(0.33)	(2.43)	(1.36)	—

Net asset value, end of period	$13.56	$16.93	$15.20	$16.16	$15.69

Total Return(2)	(16.49)%	13.72%	9.47%	11.73%	48.02%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$468	$2,273	$2,188	$2,452	$3,055
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.53%	2.39%*	2.44%*	2.59%*	2.76%*
After expense reimbursements and waived fees	2.48%	2.39%*	2.40%*	2.41%*	2.76%*
Ratio of net investment loss to average net assets	(1.24)%	(1.31)%	(1.35)%	(1.30)%	(1.59)%
Portfolio turnover rate	221.17%	74.49%	82.01%	186.72%	134.73%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

*	The difference between before and after ratios is attributed to fees paid indirectly through commission recapture.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  49

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.65	$14.96	$15.94	$15.49	$10.47

Income From Investment Operations
Net investment loss(1)	(0.19)	(0.20)	(0.21)	(0.20)	(0.21)
Net realized and unrealized gain (loss) on investments	(2.52)	2.22	1.66	2.01	5.23

Total from investment operations	(2.71)	2.02	1.45	1.81	5.02

Distributions to shareholders from:
Net realized capital gain	(0.62)	(0.33)	(2.43)	(1.36)	—

Total distributions	(0.62)	(0.33)	(2.43)	(1.36)	—

Net asset value, end of period	$13.32	$16.65	$14.96	$15.94	$15.49

Total Return(2)	(16.53)%	13.67%	9.47%	11.75%	47.95%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,801	$14,975	$16,458	$13,379	$9,138
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.57%	2.39%*	2.44%*	2.59%*	2.76%*
After expense reimbursements and waived fees	2.52%	2.39%*	2.40%*	2.41%*	2.76%*
Ratio of net investment loss to average net assets	(1.27)%	(1.31)%	(1.35)%	(1.30)%	(1.59)%
Portfolio turnover rate	221.17%	74.49%	82.01%	186.72%	134.73%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

*	The difference between before and after ratios is attributed to fees paid indirectly through commission recapture.
50  ½  2 0 0 8  A N N U A L  R E P O R T

	Institutional Class

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.33	$16.27	$16.98	$16.27	$10.88

Income From Investment Operations
Net investment loss(1)	(0.05)	(0.05)	(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	(2.79)	2.44	1.78	2.12	5.46

Total from investment operations	(2.84)	2.39	1.72	2.07	5.39

Distributions to shareholders from:
Net realized capital gain	(0.62)	(0.33)	(2.43)	(1.36)	—

Total distributions	(0.62)	(0.33)	(2.43)	(1.36)	—

Net asset value, end of period	$14.87	$18.33	$16.27	$16.98	$16.27

Total Return(2)	(15.70)%	14.85%	10.56%	12.83%	49.54%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$511	$1,902	$1,503	$1,752	$1,672
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.63%	1.39%*	1.44%*	1.59%*	1.76%*
After expense reimbursements and waived fees	1.58%	1.39%*	1.40%*	1.41%*	1.76%*
Ratio of net investment loss to average net assets	(0.30)%	(0.31)%	(0.35)%	(0.30)%	(0.59)%
Portfolio turnover rate	221.17%	74.49%	82.01%	186.72%	134.73%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

*	The difference between before and after ratios is attributed to fees paid indirectly through commission recapture.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  51

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$20.71	$19.51	$19.39	$18.95	$14.17

Income from investment operations
Net investment loss(1)	(0.07)	(0.05)	(0.17)	(0.14)	(0.09)
Net realized and unrealized gain (loss) on investments	(3.51)	3.39	3.23	2.39	4.90

Total from investment operations	(3.58)	3.34	3.06	2.25	4.81

Distributions to shareholders from:
Net realized capital gain	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Total distributions	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Net asset value, end of period	$13.88	$20.71	$19.51	$19.39	$18.95

Total Return(2)	(17.86)%	18.22%	16.76%	12.17%	33.97%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$27,722	$46,385	$36,735	$21,818	$17,516
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.78%	1.82%	1.83%	1.94%	1.68%
After expense reimbursements and waived fees	1.70%	1.73%	1.75%	1.94%	1.68%
Ratio of net investment loss to average net assets	(0.44)%	(0.27)%	(0.83)%	(0.75)%	(0.52)%
Portfolio turnover rate	129.58%	144.26%	129.64%	127.20%	101.86%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
52  ½  2 0 0 8  A N N U A L  R E P O R T

	Class B

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.38	$18.52	$18.66	$18.43	$13.89

Income from investment operations
Net investment loss(1)	(0.19)	(0.19)	(0.30)	(0.27)	(0.21)
Net realized and unrealized gain (loss) on investments	(3.27)	3.19	3.10	2.31	4.78

Total from investment operations	(3.46)	3.00	2.80	2.04	4.57

Distributions to shareholders from:
Net realized capital gain	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Total distributions	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Net asset value, end of period	$12.67	$19.38	$18.52	$18.66	$18.43

Total Return(2)	(18.53)%	17.31%	15.95%	11.33%	32.93%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$261	$1,023	$1,052	$1,005	$985
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.52%	2.57%	2.58%	2.69%	2.43%
After expense reimbursements and waived fees	2.44%	2.48%	2.50%	2.69%	2.43%
Ratio of net investment loss to average net assets	(1.23)%	(1.02)%	(1.58)%	(1.50)%	(1.27)%
Portfolio turnover rate	129.58%	144.26%	129.64%	127.20%	101.86%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  53

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.77	$17.99	$18.21	$18.02	$13.56

Income from investment operations
Net investment loss(1)	(0.18)	(0.18)	(0.29)	(0.27)	(0.21)
Net realized and unrealized gain (loss) on investments	(3.16)	3.10	3.01	2.27	4.70

Total from investment operations	(3.34)	2.92	2.72	2.00	4.49

Distributions to shareholders from:
Net realized capital gain	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Total distributions	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Net asset value, end of period	$12.18	$18.77	$17.99	$18.21	$18.02

Total Return(2)	(18.49)%	17.38%	15.91%	11.37%	33.14%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$4,711	$13,436	$9,884	$6,597	$3,914
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.52%	2.57%	2.58%	2.69%	2.43%
After expense reimbursements and waived fees	2.44%	2.48%	2.50%	2.69%	2.43%
Ratio of net investment loss to average net assets	(1.17)%	(1.02)%	(1.58)%	(1.50)%	(1.27)%
Portfolio turnover rate	129.58%	144.26%	129.64%	127.20%	101.86%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
54  ½  2 0 0 8  A N N U A L  R E P O R T

	Institutional Class

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.19	$19.88	$19.65	$19.14	$14.28

Income from investment operations
Net investment loss(1)	(0.03)	—	(0.12)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	(3.59)	3.45	3.29	2.41	4.94

Total from investment operations	(3.62)	3.45	3.17	2.32	4.89

Distributions to shareholders from:
Net realized capital gain	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Total distributions	(3.25)	(2.14)	(2.94)	(1.81)	(0.03)

Net asset value, end of period	$14.32	$21.19	$19.88	$19.65	$19.14

Total Return(2)	(17.62)%	18.44%	17.12%	12.42%	34.27%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$23,528	$30,540	$28,727	$26,963	$25,783
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.54%	1.57%	1.58%	1.69%	1.43%
After expense reimbursements and waived fees	1.46%	1.48%	1.50%	1.69%	1.43%
Ratio of net investment loss to average net assets	(0.20)%	(0.02)%	(0.58)%	(0.50)%	(0.27)%
Portfolio turnover rate	129.58%	144.26%	129.64%	127.20%	101.86%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2 0 0 8  A N N U A L  R E P O R T  ½  55

Notes to the Financial Statements

Note 1 — Organization
        The Quaker Investment Trust (the “Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s Amended and Restated Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has six series: Quaker Biotech Pharma-Healthcare Fund (“Biotech”), Quaker Global Total Return Fund (“Global Total Return”), Quaker Strategic Growth Fund (“Strategic Growth”) ,Quaker Capital Opportunities Fund (“Capital Opportunities”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), and Quaker Small-Cap Value Fund (“Small-Cap Value”) (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below.
       Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. The investment objective of these Funds is to provide shareholders with long-term growth of capital. Capital Opportunities commenced operations on January 31, 2002. The investment objective of this Fund is to seek long-term growth of capital. Biotech commenced operations on September 23, 2002. The investment objective of this Fund is to seek long-term growth of capital.
        Global Total Return commenced operations on May 1, 2008. The investment objective of this Fund is to seek long-term growth of capital. Unlike other Funds in the Trust, this investment objective is non-fundamental in that this objective may be changed by the Board of Trustees without shareholder approval.
        Strategic Growth, Capital Opportunities, Small-Cap Value, and Mid-Cap Value offer four classes of shares (Class A, Class B, Class C and Institutional Class shares). Class A shares are charged a front-end sales charge and a distribution and servicing fee; Class B shares bear a contingent deferred sales charge (“CDSC”) of 5.00% that declines to zero in the seventh year after purchase; Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, normally after an average of seven years, coupled with additional distribution and servicing fees. Class C shares bear an additional distribution and servicing fee; and Institutional Class shares bear no front-end sales charge or CDSC, but have higher minimum investment limitations. The Adviser has the ability to waive the minimum investment for Institutional Class shares at its discretion.
        Biotech offers Class A, Class B and Class C shares. Global Total Return offers Class A, Class C and Institutional Class shares.
Note 2 — Summary of Significant Accounting Policies and Other Information

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

        A.  Security Valuation.    The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

        The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances and have established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

        Short-term investments are valued at amortized cost, which approximates fair market value.

        B.  Federal Income Taxes.    It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

        In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 was effective for fiscal years beginning after December 15, 2006, and was applied to all open tax years as of the effective date. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2008 and has determined that the implementation of FIN 48 does not have a material impact

56  ½  2 0 0 8  A N N U A L  R E P O R T

BOW/W62664_F13/Quaker Funds_AR08/Current/Pages 58 of 73/Friday August 22 2008
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
        Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Temporary differences that result in over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.
      C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.
       Strategic Growth and Biotech make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.
        If a security pays a dividend while the fund holds it short; the fund will need to pay the dividend to the original owner of the security. Since the fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the fund will pay the original owner the dividend directly. The fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
       D. Option Writing. Strategic Growth, Capital Opportunities, Global Total Return and Biotech may write options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
      E.  Foreign Currency Transactions.    Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.
       Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.
       Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Fund’s books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.
        F.  Multiple Class Allocations.    Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

2 0 0 8  A N N U A L  R E P O R T  ½  57

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
     G. Expense Allocations.    Fund expenses that are not series (fund) specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets.
     H. Distributions to Shareholders.    Each Fund generally declares dividends annually, payable in December, on a date selected by the Trust’s Board of Trustees (“Board” or “Trustees”). In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.
     I. Use of Estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
     J. Security Loans.    The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower in demand.
Note 3 — Investment Advisory Fee and Other Related Party Transactions
        Quaker Funds, Inc. (“QFI”) serves as Investment Advisor to each Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following persons to serve as sub-advisers:

Fund	Sub-adviser

Biotech	Sectoral Asset Management, Inc.

Global Total Return	DG Capital Management, Inc.

Strategic Growth	DG Capital Management, Inc.

Capital Opportunities	Knott Capital Management

Mid-Cap Value	Global Capital Management, Inc.

       The sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.
        Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ended June 30, 2008. Amounts are expressed as an annualized percentage of average net assets.

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Biotech	1.45%	0.95%	0.15%

Global Total Return	1.25%	0.75%	N/A

Strategic Growth	1.30%	0.75%	N/A

Capital Opportunities	0.925%	0.625%	N/A

Mid-Cap Value	1.05%	0.75%	0.05%

Small-Cap Value	1.20%	0.90%	0.08%

       For the fiscal year ended June 30, 2008, QFI and the sub-advisers earned and reimbursed fees as follows:

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Biotech	$120,924	$79,226	$12,509

Global Total Return	61,976	37,186	—

Strategic Growth	12,868,888	7,424,358	—

Capital Opportunities	143,940	97,257	—

Mid-Cap Value	1,034,826	739,161	49,277

Small-Cap Value	836,633	627,475	57,220

        The sub-adviser to Small-Cap Value has voluntarily waived a portion of its subadvisory fee, resulting in a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client is terminated, the subadvisory fee rates offered to Small-Cap Value would revert to the contractual fee rate of 0.90% per annum.
        QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio

58  ½  2 0 0 8  A N N U A L  R E P O R T

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
securities, and extraordinary items) exceed the annual rate of 2.60% for Class A, 3.35% for Classes B and C, and 2.35% for Institutional Class of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.
        US Bancorp Fund Services, LLC (“USB”), serves as the Funds’ transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate of 0.0525% of the aggregate of the Trust’s average daily net assets.
        Brown Brothers Harriman & Co. serves as fund accountant and administrator (the “Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to each Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.0200% for accounting and 0.0250% for administration for over $2 billion of average daily net assets.
        Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for each class for each Fund with the exception of Institutional Class. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class B and C Plans provide that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.
        For the fiscal year ended June 30, 2008, the Distributor received $482,526 in underwriter concessions from the sale of fund shares.
        QFI has informed the Trust that for the fiscal year ended June 30, 2008 it received contingent deferred sales charges from certain redemptions of the Funds’ Class B shares and Class C shares of $3,548 and $17,889, respectively. The respective shareholders pay such charges, which are not an expense of the Fund.
        Except for the Trust Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the trust. The General Counsel/CCO of QFI also serves as CCO for the Trust. For the year ended June 30, 2008, the Trust compensated the CCO $199,049.
        Brokerage commissions paid and recaptured for the year ended June 30, 2008 were as follows:

	Commissions	Commissions
Fund	Paid	Recaptured

Global Total Return	$3,483	$1,741

Strategic Growth	539,453	269,726

        Under the terms of certain commission recapture agreements with Radnor Research & Trading, the commissions recaptured by the Funds were reflected as realized gain (loss) from investments for the fiscal year ended June 30, 2008.
Note 4 — Purchases and Sales of Investments
        For the fiscal year ended June 30, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales

Biotech	$17,477,673	$20,361,205

Global Total Return	45,254,851	9,481,941

Strategic Growth	1,799,622,644	1,411,583,537

Capital Opportunities	10,363,367	15,116,209

Mid-Cap Value	214,487,750	323,158,892

Small-Cap Value	89,823,672	107,415,298

2 0 0 8  A N N U A L  R E P O R T  ½  59

Notes to the Financial Statements
Note 5 — Options Written
        A summary of option contracts written by the Trust during the fiscal year ended June 30, 2008 is as follows:

	Strategic Growth		Biotech

	Number of	Option	Number of	Option
	Contracts	Premiums	Contracts	Premiums

Options outstanding at beginning of period	—	$—	—	$—
Options written	2,080	664,550	2,110	672,160
Options closed	—	—	(30)	(7,610)
Options exercised	—	—	—	—
Options expired	(2,080)	(664,550)	(2,080)	(664,550)

Options outstanding at end of period	—	$—	—	$—

Note 6 — Tax Matters
        For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2008 for each Fund were as follows:

				Net
		Gross	Gross	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Biotech	$7,319,335	$304,649	$(385,112)	$(80,463)

Global Total Return	40,466,193	1,137,865	(892,061)	245,804

Strategic Growth	1,548,741,153	201,526,959	(7,747,079)	193,779,880

Capital Opportunities	12,954,582	810,532	(375,831)	434,701

Mid-Cap Value	29,206,003	2,047,747	(2,288,845)	(241,098)

Small-Cap Value	65,126,078	4,355,282	(6,398,149)	(2,042,867)

        The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options.
        As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Unrealized					Total
	Appreciation	Undistributed	Undistributed	Capital Loss	Post-October	Distributable
Fund	(Depreciation)	Ordinary Income	Capital Gains	Carryforward	Capital Loss	Earnings

Biotech	$(80,463)	$—	$—	$—	$(690,433)	$(770,896)

Global Total Return	245,804	—	—	(184,766)	—	61,038

Strategic Growth	193,779,880	50,714,739	43,046,432	—	—	287,541,051

Capital Opportunities	434,701	—	—	—	(154,483)	280,218

Mid-Cap Value	(241,098)	—	—	(1,558,303)	(3,730,539)	(5,529,940)

Small-Cap Value	(2,042,867)	65,909	—	—	(6,441,854)	(8,418,812)

        The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31st.
60  ½  2 0 0 8  A N N U A L  R E P O R T

        Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.
        At June 30, 2008, the capital loss carryovers for the Funds were as follows:

	Capital Loss Carryovers Expiring	Post-October Capital Loss
Fund	2016	Deferred	Utilized

Biotech	$—	$690,433	$219,159

Global Total Return	184,766	—	—

Capital Opportunities	—	154,483	—

Mid-Cap Value	1,558,303	3,730,539	—

Small-Cap Value	—	6,441,854	—

Note 7 — Reclassification of Capital Accounts
        In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassification have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2008, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

	Accumulated	Accumulated	Capital paid in on
	Net Investment	Net Realized	Shares of Beneficial
Fund	Income	Gain (Loss)	Interest
Biotech	$127,002	$(122,277)	$(4,725)

Global Total Return	71,990	—	(71,990)

Strategic Growth	4,407,347	(4,407,347)	—

Capital Opportunities	65,274	29,691	(94,965)

Mid-Cap Value	461,704	122	(461,826)

Small-Cap Value	310,800	(310,800)	—

Note 8 — Distributions to Shareholders
        Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.
        The tax character of dividends and distributions paid during the fiscal years of 2008 and 2007 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2008	2007	2008	2007	2008	2007

Biotech	$680,852	$764,958	$188,140	$380,106	$—	$—

Global Total Return	—	—	—	—	—	—

Strategic Growth	36,337,528	59,149,717	47,962,230	36,184,881	—	—

Capital Opportunities	159,374	—	2,229,669	1,407,478	94,965	—

Mid-Cap Value	2,157,637	2,054,394	3,718,051	412,922	—	—

Small-Cap Value	6,624,646	2,553,445	6,199,540	6,116,104	—	—

2 0 0 8  A N N U A L  R E P O R T  ½  61

Notes to the Financial Statements
Note 9 — Fund Share Transactions
        At June 30, 2008, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:
Biotech

	For the Fiscal Year Ended: June 30, 2008				For the Fiscal Year Ended: June 30, 2007

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	61,233	(214,157)	34,814	295,549	151,333	(929,471)	46,180	413,659
Value	$729,453	$(2,606,957)	$400,359		$1,944,121	$(11,434,710)	$593,879

Class B
Shares		(35,011)	7,057	41,952	117	(31,308)	7,987	69,906
Value	$—	$(389,953)	$77,345		$1,494	$(378,698)	$99,194

Class C
Shares	5,843	(113,655)	28,668	249,983	94,408	(107,265)	29,236	329,127
Value	$71,799	$(1,306,692)	$314,488		$1,200,372	$(1,335,590)	$363,113

Global Total Return

	Since Inception (Inception Date May 1, 2008) through June 30, 2008

	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	2,688,812	(27,222)	—	2,661,590
Value	$27,387,600	$(276,660)	—

Class C
Shares	1,398,133	(21,581)	—	1,376,552
Value	$14,235,903	$(224,861)	—

Institutional Class
Shares	—	—	—	—
Value	—	—	—	—

62  ½  2 0 0 8  A N N U A L  R E P O R T

BOW/W62664_F13/Quaker Funds_AR08/Current/Pages 64 of 73/Friday August 22 2008
Note 9 — Fund Share Transactions (Continued)
Strategic Growth

	For the Fiscal Year Ended: June 30, 2008				For the Fiscal Year Ended: June 30, 2007

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	23,560,946	(7,142,524)	2,435,550	43,756,605	7,740,884	(23,925,644)	3,316,454	24,506,338
Shares converted from Class B	396,295	—	—		—	—	—
Value	$638,544,030	$(188,412,702)	$62,332,930		$185,603,133	$(559,277,930)	$74,354,882
Value converted from Class B	$9,711,386	—	—		—	—	—

Class B
Shares	8,427	(30,183)	53,347	225,176	1,663	(167,376)	64,787	589,880
Shares converted to Class A	—	(396,295)	—		—	—	—
Value	$209,719	$(670,570)	$1,288,328		$37,917	$(3,768,235)	$1,389,038
Value converted to Class A	—	$(9,711,386)	—		—	—	—

Class C
Shares	3,794,917	(720,382)	492,240	8,010,540	950,281	(1,215,687)	451,878	4,443,765
Value	$96,255,144	$(17,878,006)	$11,828,538		$21,588,309	$(31,017,793)	$9,651,300

Institutional Class
Shares	3,899,091	(188,911)	72,680	4,361,806	47,336	(1,311,602)	156,343	578,946
Value	$102,475,254	$(5,194,238)	$1,895,488		$1,148,237	$(27,227,935)	$3,556,803

Capital Opportunities

	For the Fiscal Year Ended: June 30, 2008				For the Fiscal Year Ended: June 30, 2007

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	116,802	(191,874)	123,888	758,492	147,833	(622,141)	56,762	709,650
Shares converted from Class B	26	—	—		—	—	—
Value	$1,202,936	$(1,943,199)	$1,263,654		$1,632,462	$(6,934,221)	$607,353
Value converted from Class B	$255	—	—		—	—	—

Class B
Shares	4,381	(29,622)	7,066	36,416	1,372	(33,568)	4,879	54,617
Shares converted to Class A	—	(26)	—		—	—	—
Value	$40,000	$(306,651)	$69,031		$14,926	$(362,214)	$50,692
Value converted to Class A	—	$(255)	—		—	—	—

Class C
Shares	26,836	(309,345)	113,177	604,578	11,326	(363,987)	69,611	773,910
Value	$274,334	$(3,192,737)	$1,104,611		$123,518	$(3,900,922)	$722,563

2 0 0 8  A N N U A L  R E P O R T  ½  63

Note 9 — Fund Share Transactions (Continued)
Mid-Cap Value

	For the Fiscal Year Ended: June 30, 2008				For the Fiscal Year Ended: June 30, 2007

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	2,174,765	(9,014,098)	343,238	1,186,980	4,637,754	(1,617,163)	123,480	7,604,344
Shares converted from Class B	78,731	—	—		—	—	—
Value	$36,766,082	$(136,683,052)	$5,285,860		$77,122,371	$(27,178,895)	$2,020,133
Value converted from Class B	$1,299,698	—	—		—	—	—

Class B
Shares	1,168	(25,146)	2,953	34,551	13,379	(25,782)	2,741	134,307
Shares converted to Class A	—	(78,731)	—		—	—	—
Value	$17,481	$(361,855)	$42,910		$215,481	$(404,764)	$42,711
Value converted to Class A	—	$(1,299,698)	—		—	—	—

Class C
Shares	19,079	(506,449)	23,511	435,330	139,031	(357,091)	17,316	899,189
Value	$288,708	$(7,407,232)	$335,738		$2,152,774	$(5,574,407)	$265,454

Institutional Class
Shares	—	(73,466)	4,051	34,359	11,251	(1,611)	1,794	103,774
Value	$—	$(1,174,041)	$64,242		$204,493	$(27,942)	$30,098

Small-Cap Value

	For the Fiscal Year Ended: June 30, 2008				For the Fiscal Year Ended: June 30, 2007

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	668,438	(1,342,085)	414,525	1,996,709	855,116	(716,805)	218,459	2,239,278
Shares converted from Class B	16,553	—	—		—	—	—
Value	$11,072,206	$(21,931,655)	$5,981,589		$16,827,579	$(14,211,113)	$4,117,957
Value converted from Class B	$303,140	—	—		—	—	—

Class B
Shares	36	(23,218)	7,543	20,599	2,849	(12,528)	5,645	52,791
Shares converted to Class A	—	(16,553)	—		—	—	—
Value	$476	$(327,937)	$99,712		$51,265	$(233,273)	$99,972
Value converted to Class A	—	$(303,140)	—		—	—	—

Class C
Shares	50,536	(516,099)	136,321	386,705	158,759	(61,177)	69,057	715,947
Value	$800,354	$(7,132,540)	$1,732,645		$2,889,310	$(1,102,491)	$1,184,334

Institutional Class
Shares	17,139	(133,258)	317,936	1,643,263	100,215	(264,543)	160,612	1,441,446
Value	$300,874	$(1,869,505)	$4,724,536		$2,105,877	$(5,154,257)	$3,094,993

64  ½  2 0 0 8  A N N U A L  R E P O R T

Notes to the Financial Statements

Note 10 — Recent Accounting Pronouncements
     In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurement. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.
     In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.
Note 11 — 5% Shareholders
     As of June 30, 2008, certain Funds had single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 5% of the total shares outstanding as detailed below:

	% Shares	Number of
Fund	Outstanding	Accounts

Biotech	—	—

Global Total Return Fund	—	—

Strategic Growth	25.89%	1

Capital Opportunities	20.26%	3

Mid-Cap Value	32.40%	2

Small-Cap Value	54.72%	5

Note 12 — Indemnifications
     Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect this risk of loss to be remote.
Note 13 — Securities Lending
     At June 30, 2008, these securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities	Value of	% of
Fund	Market Value	Cash Collateral	Net Assets

Biotech	$1,240,215	$1,274,714	19.21%

Global Total Return	4,747,350	4,879,789	11.87%

Strategic Growth	227,951,572	233,181,130	14.66%

Capital Opportunities	1,189,850	1,223,814	9.67%

Mid-Cap Value	4,391,765	4,489,876	18.79%

Small-Cap Value	6,337,187	6,511,818	11.58%

Note 14 — Fund Liquidations
     On March 14, 2008, the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) unanimously approved the liquidation and dissolution of the Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, and Quaker Core Value Fund (each a “Fund” and collectively, the “Funds”). Each liquidation and dissolution was approved by the Board of the Trust and majority shareholders of each Fund in accordance with the requirements of the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934 and the Trust’s Amended and Restated Declaration of Trust. The liquidation and dissolution of each Fund was approved, by written consent, by more than 50% of the outstanding voting securities of each Fund entitled to vote. The results of the votes are shown below:

Quaker Core Equity Fund	59.28%

Quaker Core Value Fund	75.02%

Quaker Small-Cap Growth Fund	84.22%

2 0 0 8  A N N U A L  R E P O R T  ½  65

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Quaker Investment Trust:
        In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Quaker Global Total Return Fund, Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Mid-Cap Value Fund and Quaker Small-Cap Value Fund and the schedule of investments and the schedule of securities sold short of Quaker Biotech Pharma-Healthcare Fund (constituting Quaker Investment Trust, hereafter referred to as the “Trust”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended June 30, 2006 were audited by other independent accountants whose report dated July 26, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 22, 2008
66  ½  2 0 0 8  A N N U A L  R E P O R T

Trustees and Officers
June 30, 2008
     The Board of Trustees (“Board” or “Trustees”) has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by Quaker Funds Inc., subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below:

		Serving as		Number of	Other
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee		Overseen by	Held by
Name, Address and Age	with the Trust	of the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Interested Trustees and Officers

Jeffry H. King, Sr.(2)(3)	Chairman of the Board	Since	Chairman of Board of Directors and Chief Executive Officer,	6	None
309 Technology Drive	and Chief Executive	Nov. 1996	Quaker Funds, Inc. (1996–present); Registered
Malvern, PA 19355	Officer		Representative Citco Mutual Fund Distributors, Inc.
Age 65			(2006–2007); Registered Representative, Radnor
Research & Trading Company, LLC (2005–2006);
Chairman and CEO,Quaker Securities Inc. (1990–2005).

Laurie Keyes (3), (4)	Treasurer and	Since	Chief Financial Officer, Quaker Funds, Inc.	6	None
309 Technology Drive	Trustee	Nov. 1996	(1996–present).
Malvern, PA 19355
Age 58

Justin Brundage (5)	Secretary	Since	President, Quaker Funds, Inc. (2007–present);	None	None
309 Technology Drive		Nov. 2006	Chief Operating Officer, Quaker Funds, Inc.
Malvern, PA 19355			(2005–present); Director of IT, Citco Mutual Fund
Age 38			Services, Inc. (2003–2005); formerly Registered
Representative, Quaker Securities (1995–2005).

Timothy E. Richards	Chief Compliance	Since	General Counsel to Quaker Funds, Inc. (2003–present);	None	None
309 Technology Drive	Officer	March	Chief Compliance Officer for the Quaker
Malvern, PA 19355		2004	Investment Trust (2004–present); formerly Chief
Age 43			Compliance Officer for the Penn Street Funds, Inc.
(2004–2007); formerly General Counsel for CRA
Advisors, Inc. and the Community Reinvestment Act
Qualified Investment Trust (2004–2006).

Independent Trustees
Mark S. Singel	Trustee	Since	Director/Founder, The Winter Group	6	None
309 Technology Drive		Feb. 2002	(2005–present); Managing Director,
Malvern, PA 19355			Public Affairs Management (lobbying firm)
Age 55			(2000–present); Lieutenant Governor and
Acting Governor of Pennsylvania (1987–1995).

Ambassador Adrian A. Basora (ret.)	Trustee	Since	Director of Project on Democratic	6	None
309 Technology Drive		Feb. 2002	Transitions, Foreign Policy Research
Malvern, PA 19355			Institute (2004–present); formerly,
Age 70			President of Eisenhower Fellowships (1996–2004).

James R. Brinton	Trustee	Since	President, Robert J. McAllister Agency,	6	Director,
309 Technology Drive		Feb. 2002	Inc. (commercial insurance brokerage firm)		ACP Funds Trust
Malvern, PA 19355	Lead Independent	Since	(1979–present).
Age 54	Trustee	Aug. 2007

Gary Edward Shugrue	Trustee	Since	President and Chief Investment Officer,	6	Director,
309 Technology Drive		July 2008	Ascendant Capital Partners.		BHR Institutional
Malvern, PA 19335					Funds; Director,
Age 54					ACP Funds Trust

Warren West	Trustee	Since	President and owner, Greentree Brokerage	6	None
309 Technology Drive		Nov. 2003	Services, Inc. (1998–present).
Malvern, PA 19355
Age 52

2 0 0 8  A N N U A L  R E P O R T  ½  67

		Serving as		Number of	Other
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee		Overseen by	Held by
Name, Address and Age	with the Trust	of the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Everett T. Keech	Trustee	Since	Chairman-Executive Committee, Technology	6	Director,
309 Technology Drive		Nov. 2005	Development Corp., Norristown, PA, a		Technology
Malvern, PA 19355	Interested Trustee,	Nov.,	technology development and manufacturing		Development
Age 68	Vice Chairman of	1996 – Jan.,	firm (1997–present); President, Quaker		Corp.; Director,
	the Board,	2005	Investment Trust (2002–2003); Affiliated		Advanced
	President,		Faculty, University of Pennsylvania (1998–present).		Training
	Treasurer				Systems
International,
Inc.; Director,
	Trustee	Nov.,			Phoenix Data
		1996 – Feb.,			Systems, Inc.
2002

(1)
Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)(i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)
Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is Ms. Keyes’ son.
     The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.
68  ½  2 0 0 8  A N N U A L  R E P O R T

Board Consideration of the Investment Advisory and Sub-Advisory Agreements
        The Independent Trustees of the Board of Trustees of the Quaker Investment Trust (the “Trust”) considered the Investment Advisory Agreement between the Trust and Quaker Funds, Inc. (“QFI”) and each of the respective Sub-Advisory Agreements between QFI and DG Capital Management, Knott Capital Management, Sectoral Asset Management, Inc., Global Capital Management, Inc., and Aronson+Johnson+Ortiz, LP (collectively the “Agreements”) with regard to each Fund at a meeting held on May 1, 2008. At the Board meeting, the Independent Trustees reported to the full Board of Trustees their considerations with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved the renewal of the Agreements.
        In arriving at their decision to renew the Agreements, the Board, including the Independent Trustees, considered a variety of information concerning QFI and each sub-adviser. In considering the continuation of the Agreements, the Board, including the Independent Trustees, considered the nature and quality of the services provided by QFI and each of the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund's past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits QFI and each of the sub-advisers derived from their relationships with the Funds. The Board, including the Independent Trustees, carefully analyzed the information provided to them by QFI, each of the sub-advisers, and independent third parties, focusing particularly on the level of advisory fees and expenses of each Fund compared with information for similar funds, and the performance of each Fund compared to funds with similar investment objectives. The Board, including the Independent Trustees, also considered other information that it had received from QFI and each of the sub-advisers at other meetings throughout the year.
        In examining the nature, extent and quality of the services to be provided by QFI, the Board, including the Independent Trustees, considered the portfolio management, administrative and supervisory services provided by QFI. The Board, including the Independent Trustees, acknowledged the value of QFI’s historical performance of services for the Funds. The Board, including the Independent Trustees, noted QFI’s commitment to servicing the Funds as its only client, QFI’s efforts during the past year to reduce Fund expenses, and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by QFI.
        With respect to the nature, extent and quality of the services provided to the Funds by each sub-adviser, the Board including the Independent Trustees, considered the quality of the portfolio management services that each sub-adviser provided to the Funds, the depth, experience and demonstrated consistency in investment approach of each of the sub-advisers’ portfolio management teams, the continued growth in each of the sub-advisers’ personnel responsible for managing the Funds; and the quality of each of the sub-advisers’ reputations. The Board, including the Independent Trustees, further considered each of the sub-advisers’ performance records and their experience in managing another fund complex with similar mutual funds.
        Based on the totality of the information considered, the Board, including the Independent Trustees, concluded that the Funds were likely to benefit from the nature, extent and quality of QFI’s and each of the sub-advisers’ services, as applicable, and that QFI and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.
      With respect to the Funds’ investment performance, the Board, including the Independent Trustees, reviewed each Fund's performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board, including the Independent Trustees, considered factors, including but not limited to the sub-advisers’ management style, that have affected the performance of each Fund relative to its peer group and benchmarks.
        With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Funds, the Board, including the Independent Trustees, considered the fact that QFI had agreed to continue to waive its advisory fees to the extent necessary to limit the annualized expenses of each Fund to their assigned expense ratio caps for an additional year. The Board, including the Independent Trustees, also considered that QFI might be able to recoup some of the waived fees in the future. The Board, including Independent Trustees, did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises, because QFI has no other advisory accounts.
2 0 0 8  A N N U A L  R E P O R T  ½  69

        The Board, including the Independent Trustees, considered whether there are any ancillary benefits that may accrue to QFI or a sub-adviser resulting from their relationship with the Funds. Based on the information provided, the Board, including the Independent Trustees, noted that there did not appear to be any significant benefits in this regard.
        After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and each of the sub-advisers, the Board, including the Independent Trustees, concluded that the level of fees to be paid to QFI and each of the sub-advisers was reasonable.
        In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board, including the Independent Trustees, determined that the approval of the Agreements was in the best interests of the Funds. As a result, the Board, including a majority of the Independent Trustees, approved the Agreements.
70  ½  2 0 0 8  A N N U A L  R E P O R T

General Information (Unaudited)
Form N-Q Filing and Proxy Voting Policies and Procedures
        Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
        Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.
Tax Information
        We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2008.
        During the fiscal year ended June 30, 2008, the following Funds paid long-term capital distributions:

	Long-Term
Fund	Capital Gains	Per Share

Biotech	$188,140	$0.27816

Global Total Return	—	—

Strategic Growth	47,962,230	1.50859

Capital Opportunities	2,229,669	1.63435

Mid-Cap Value	3,718,051	0.39246

Small-Cap Value	6,199,540	1.57335

        Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage

Biotech	$1,298	0.19%

Global Total Return	—	—

Strategic Growth	5,817,482	16.01%

Capital Opportunities	221,517	100.00%

Mid-Cap Value	1,249,791	57.92%

Small-Cap Value	1,058,213	15.97%

        Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage

Biotech	$1,298	0.19%

Global Total Return	—	—

Strategic Growth	3,913,818	10.77%

Capital Opportunities	172,844	100.00%

Mid-Cap Value	1,114,347	51.65%

Small-Cap Value	666,400	10.06%

        Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.
        Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2009 to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

2 0 0 8  A N N U A L  R E P O R T  ½  71

The Quaker Funds are distributed by
Quasar Distributors, LLC.

Contact us:
Quaker Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
www.quakerfunds.com

©2008 Quaker® Investment Trust

QUAKER® FUNDS

QKAR 082008

Exhibit 12(b)
Item 2. Code of Ethics.
     As of August 9, 2007 the Registrant has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer. For the year ended June 30, 2008, the code of ethics was amended to note a change in covered officers. There were no waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that the Registrant has one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Everett T. Keech, who is independent.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $124,500 for 2008 and $159,000 for 2007.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,000 for 2008 and $10,100 for 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,780 for 2008 and $40,000 for 2007.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

(e) (1)	The audit committee has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the registrant’s last two fiscal years are $0 for 2008 and $0 for 2007.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
     Not Applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable to this filing.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
     Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Registrant’s Code of Ethics for Senior Officers pursuant to the Sarbanes-Oxley Act of 2002.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3)	Not applicable to this filing.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Quaker Investment Trust
By (signature and title)*	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr., Chief Executive Officer
(principle executive officer)

Date	September 8, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr., Chief Executive Officer
(principle executive officer)

Date	September 8, 2008

By (signature and title)*	/s/ Laurie Keyes
Laurie Keyes, Treasurer
(principle executive officer)

Date	September 8, 2008